                        DRESDNER RCM GLOBAL FUNDS, INC.
                       SUPPLEMENT DATED OCTOBER 30, 2000
                      TO THE PROSPECTUS DATED MAY 1, 2000



THE FOLLOWING INFORMATION REPLACES ALL SIMILAR REFERENCES THROUGHOUT THE
PROSPECTUS:



Upon approval of the reorganizations by shareholders and satisfaction of normal closing conditions, the Dresdner RCM Europe Fund will be reorganized from a series of the Dresdner RCM Investment Funds Inc. (the "Investment Company") to a series of the Dresdner RCM Global Funds, Inc. (the "Global Company") and the Dresdner RCM International Growth Equity Fund will be reorganized from a series of the Dresdner RCM Capital Funds, Inc. (the "Capital Company") to a series of the Global Company. As a result of the reorganizations, the Investment Company and the Capital Company will be dissolved as Maryland corporations.



After the reorganizations, the Global Company will offer, pursuant to a separate prospectus, the following funds: Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund. For a copy of the prospectus, please call the Global Company at 800-726-7240.



THE FOLLOWING INFORMATION FOR THE LARGE CAP GROWTH FUND REPLACES THE SIMILAR INFORMATION FOUND UNDER THE SECTION ENTITLED "FEES AND EXPENSES" AT PAGE 3 OF THE PROSPECTUS.



ANNUAL FUND OPERATING EXPENSES (fees paid from Fund assets)



                                               Class I                             Class N
                                              --------                            --------
Management Fees                                 0.70%                                0.70%
Rule 12b-1 fee                                  none                                 0.25%
Other Expenses                                  1.75%                               59.09%
Total annual fund Operating expenses            2.45%                               60.04%
Less: Fees waived and reimbursed               -1.70%                              -59.04%
Net operating expenses(1)                       0.75%                                1.00%



(1) The Investment Manager has contractually agreed until at least December 31, 2005, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.75% for Class I and 1.00% for Class N. The Fund may reimburse the Investment Manager in the future.



EXAMPLE



                            One                Three                Five                Ten
                            Year               Years               Years               Years
Class I*                    $ 77                $240                $417               $2,024
Class N*                    $102                $318                $552               $9,995



* Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.75% for Class I and 1.00% for Class N, your expenses for the periods indicated would be $77, $240, $417 and $930 for Class I and $102, $318, $552 and $1,225 for Class N. However, there is no assurance that the Investment Manager will continue such reimbursement policy.


THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "DO THE FUNDS HEDGE THEIR INVESTMENTS?" AT PAGE 25 OF THE PROSPECTUS:


After the reorganization, the Europe Fund may utilize futures contracts (and related options) to hedge against currency exchange rate fluctuations, changes in interest rates or general fluctuations in the value of its portfolio securities.


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUBHEADING "GLOBAL HEALTH CARE FUND AND BIOTECHNOLOGY FUND" AT PAGES 32 AND 33 OF THE PROSPECTUS.

Faraz Naqvi, M.D. and Michael Dauchot, M.D. are primarily responsible for the day-to-day management of the Global Health Care Fund. Dr. Naqvi and Camilo Martinez, M.D., Ph.D., are primarily responsible for the day-to-day management of the Biotechnology Fund. Dr. Martinez is a research analyst of the Investment Manager, with which he has been associated since 1999. Prior to joining the Investment Manager, he practiced Internal Medicine at Northeast Valley Health in 1999 and at Century Group Medicine in 1998, both in southern California. From 1995-1998 Dr. Martinez was a resident at the University of California at Los Angeles Department of Medicine. He is also a Board Certified physician in Internal Medicine.



THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING "INTERNATIONAL GROWTH EQUITY FUND AND EMERGING MARKETS FUND" AT PAGES 33 AND 34 OF THE PROSPECTUS.



The International Equity Team at Dresdner RCM is primarily responsible for the day-to-day management of the International Fund. This team manages the International Fund on a team basis, and no individual is separately responsible for the management of the International Fund. Ana Wiechers-Marshall and Luis Laboy, CFA are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Laboy is a Manager of the Investment Manager, with which he has been associated since 1997. From 1995 to 1997, he worked at Dresdner Bank Mexico where he served as assistant equity research analyst.


THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "THE DISTRIBUTOR" AT PAGE 38 OF THE PROSPECTUS.


After the reorganizations, the International Fund and the Europe Fund will be covered under the Global Company's Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act.



THE FOLLOWING INFORMATION WITH RESPECT TO THE FUNDS, WHICH IS UNAUDITED, SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "FINANCIAL HIGHLIGHTS" ON PAGES 49 THROUGH 54 OF THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES WHICH ARE INCLUDED IN THE FUNDS' 2000 SEMI-ANNUAL REPORT TO STOCKHOLDERS. COPIES OF THE SEMI-ANNUAL REPORT ARE AVAILABLE, UPON REQUEST, BY EITHER CALLING DRESDNER RCM GLOBAL FUNDS AT (800) 726-7240 OR MAILING A REQUEST TO FOUR EMBARCADERO CENTER, SAN FRANCISCO, CALIFORNIA 94111.

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                          LARGE CAP GROWTH FUND               BIOTECHNOLOGY FUND
                                                                  --------------------------------------      ------------------
                                                                      CLASS I               CLASS N                CLASS N
                                                                  ----------------      ----------------      ------------------
                                                                    (UNAUDITED)           (UNAUDITED)            (UNAUDITED)
                                                                  SIX MONTHS ENDED      SIX MONTHS ENDED       SIX MONTHS ENDED
                                                                   JUNE 30, 2000         JUNE 30, 2000          JUNE 30, 2000
                                                                  ----------------      ----------------      ------------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                                $ 19.07                $19.00                $  20.02
                                                                      -------                ------                --------
  Income from investment operations:
    Net investment income (loss)                                        (0.03)                (0.05)                  (0.15)
    Net realized and unrealized gain on investments                      0.74                  0.72                   14.90
                                                                      -------                ------                --------
  Total from investment operations                                       0.71                  0.67                   14.75
  Less distributions:
    From net investment income                                             --                    --                      --
    From net realized gain on investments                                  --                    --                      --
                                                                      -------                ------                --------
      Total distributions                                                  --                    --                      --
                                                                      -------                ------                --------
NET ASSET VALUE, END OF PERIOD                                        $ 19.78                $19.67                $  34.77
                                                                      -------                ------                --------
                                                                      -------                ------                --------
TOTAL RETURN (2)                                                         3.72%                 3.47%                  73.68%
                                                                      -------                ------                --------
                                                                      -------                ------                --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                  $23,265                $6,427                $465,683
                                                                      -------                ------                --------
                                                                      -------                ------                --------
Ratio of expenses to average net assets:
  With waiver and reimbursement (4)                                      0.95%                 1.20%                   1.50%
                                                                      -------                ------                --------
                                                                      -------                ------                --------
  Without waiver and reimbursement (4)                                   1.82%                 2.88%                   1.50%
                                                                      -------                ------                --------
                                                                      -------                ------                --------
Ratio of net investment income (loss) to average net assets:
  With waiver and reimbursement (4)                                     (0.28)%               (0.57)%                 (0.98)%
                                                                      -------                ------                --------
                                                                      -------                ------                --------
  Without waiver and reimbursement (4)                                  (1.15)%               (2.25)%                 (0.98)%
                                                                      -------                ------                --------
                                                                      -------                ------                --------
Portfolio turnover                                                      20.08%                20.08%                 303.77%
                                                                      -------                ------                --------
                                                                      -------                ------                --------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                      TAX MANAGED GROWTH FUND                      GLOBAL SMALL CAP FUND
                                               --------------------------------------      --------------------------------------
                                                   CLASS I               CLASS N               CLASS I               CLASS N
                                               ----------------      ----------------      ----------------      ----------------
                                                 (UNAUDITED)           (UNAUDITED)           (UNAUDITED)           (UNAUDITED)
                                               SIX MONTHS ENDED      SIX MONTHS ENDED      SIX MONTHS ENDED      SIX MONTHS ENDED
                                                JUNE 30, 2000         JUNE 30, 2000         JUNE 30, 2000         JUNE 30, 2000
                                               ----------------      ----------------      ----------------      ----------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period             $ 14.99                $14.95               $ 23.38               $ 23.31
                                                   -------                ------               -------               -------
  Income from investment operations:
    Net investment loss                              (0.06)                (0.08)                (0.09)                (0.11)
    Net realized and unrealized gain on
      investments                                     0.63(16)              0.64(16)              3.65                  3.70
                                                   -------                ------               -------               -------
  Total from investment operations                    0.57                  0.56                  3.56                  3.59
  Less distributions:
    From net realized gain on investments               --                    --                    --                    --
    In excess of net realized gain on
      investments                                       --                    --                    --                    --
                                                   -------                ------               -------               -------
      Total distributions                               --                    --                    --                    --
                                                   -------                ------               -------               -------
NET ASSET VALUE, END OF PERIOD                     $ 15.56                $15.51               $ 26.94               $ 26.90
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------
TOTAL RETURN (2)                                      3.80%                 3.75%                15.18%                15.32%
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $29,972                $3,806               $29,486               $17,448
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (4)                   1.25%                 1.50%                 1.50%                 1.75%
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------
  Without waiver and reimbursement (4)                1.99%                 4.73%                 1.72%                 2.21%
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------
Ratio of net investment income to average
  net assets:
  With waiver and reimbursement (4)                  (0.77)%               (1.00)%               (0.72)%               (0.83)%
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------
  Without waiver and reimbursement (4)               (1.51)%               (4.23)%               (0.94)%               (1.29)%
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------
Portfolio turnover                                   32.85%                32.85%               102.60%               102.60%
                                                   -------                ------               -------               -------
                                                   -------                ------               -------               -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                      GLOBAL TECHNOLOGY FUND              GLOBAL HEALTH CARE FUND
                                                              --------------------------------------      -----------------------
                                                                  CLASS I               CLASS N                   CLASS N
                                                              ----------------      ----------------      -----------------------
                                                                (UNAUDITED)           (UNAUDITED)               (UNAUDITED)
                                                              SIX MONTHS ENDED      SIX MONTHS ENDED         SIX MONTHS ENDED
                                                               JUNE 30, 2000         JUNE 30, 2000             JUNE 30, 2000
                                                              ----------------      ----------------      -----------------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                            $  59.21              $  59.13                  $ 14.25
                                                                  --------              --------                  -------
  Income from investment operations:
    Net investment loss                                              (0.26)                (0.27)                   (0.07)
    Net realized and unrealized gain (loss) on
      investments                                                    10.87                 10.80                     7.83
                                                                  --------              --------                  -------
  Total from investment operations                                   10.61                 10.53                     7.76
  Less distributions:
    From net realized gain on investments                               --                    --                       --
                                                                  --------              --------                  -------
      Total distributions                                               --                    --                       --
                                                                  --------              --------                  -------
NET ASSET VALUE, END OF PERIOD                                    $  69.82              $  69.66                  $ 22.01
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------
TOTAL RETURN (2)                                                     17.92%                17.81%                   54.39%
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $379,724              $383,142                  $65,555
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (4)                                   1.32%                 1.39%                    1.50%
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------
  Without waiver and reimbursement (4)                                1.32%                 1.39%                    2.04%
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------
Ratio of net investment income (loss) to average net
  assets:
  With waiver and reimbursement (4)                                  (0.75)%               (0.79)%                  (0.77)%
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------
  Without waiver and reimbursement (4)                               (0.75)%               (0.79)%                  (1.31)%
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------
Portfolio turnover                                                  130.26%               130.26%                  279.14%
                                                                  --------              --------                  -------
                                                                  --------              --------                  -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                  INTERNATIONAL GROWTH EQUITY FUND                 EMERGING MARKETS FUND
                                               --------------------------------------      --------------------------------------
                                                   CLASS I               CLASS N               CLASS I               CLASS N
                                               ----------------      ----------------      ----------------      ----------------
                                                 (UNAUDITED)           (UNAUDITED)           (UNAUDITED)           (UNAUDITED)
                                               SIX MONTHS ENDED      SIX MONTHS ENDED      SIX MONTHS ENDED      SIX MONTHS ENDED
                                                JUNE 30, 2000         JUNE 30, 2000         JUNE 30, 2000         JUNE 30, 2000
                                               ----------------      ----------------      ----------------      ----------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period             $  22.34               $22.31                $16.87                $16.84
                                                   --------               ------                ------                ------
  Income from investment operations:
    Net investment income                              0.01                 0.01                  0.05                  0.03
    Net realized and unrealized gain
      (loss) on investments                           (2.98)               (3.00)                (0.63)                (0.63)
                                                   --------               ------                ------                ------
  Total from investment operations                    (2.97)               (2.99)                (0.58)                 0.60
  Less distributions:
    From net investment income                           --                   --                    --                    --
    In excess of net investment income                   --                   --
    From net realized gain on investments                --                   --                    --                    --
                                                   --------               ------                ------                ------
      Total distributions                                --                   --                    --                    --
                                                   --------               ------                ------                ------
NET ASSET VALUE, END OF PERIOD                     $  19.37               $19.32                $16.29                $16.24
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------
TOTAL RETURN (2)                                     (13.29)%             (13.40)%               (3.62)%               (3.74)%
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $319,619               $5,129                $6,778                $2,159
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (4)                    1.00%                1.25%                 1.50%                 1.75%
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------
  Without waiver and reimbursement (4)                 1.00%                2.50%                 4.46%                 6.10%
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------
Ratio of net investment income (loss) to
  average net assets:
  With waiver and reimbursement (4)                    0.06%                0.06%                 0.52%                 0.40%
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------
  Without waiver and reimbursement (4)                 0.06%               (1.19)%               (2.44)%               (3.95)%
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------
Portfolio turnover                                    58.35%               58.35%                81.45%                81.45%
                                                   --------               ------                ------                ------
                                                   --------               ------                ------                ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                                       EUROPE FUND
                                                                  -----------------------------------------------------
                                                                           CLASS I                      CLASS N
                                                                  -------------------------      ----------------------
                                                                         (UNAUDITED)                  (UNAUDITED)
                                                                         SIX MONTHS                    SIX MONTHS
                                                                  ENDED JUNE 30, 2000(1)(3)      ENDED JUNE 30, 2000(1)
                                                                  -------------------------      ----------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                                     $20.58                        $ 16.12
                                                                           ------                        -------
  Income from investment operations:
    Net investment income (loss)                                            (0.02)                         (0.09)
    Net realized and unrealized gain (loss) on investments                  (4.18)                          0.34(5)
                                                                           ------                        -------
  Total from investment operations                                          (4.20)                          0.25
  Less distributions:
    From net investment income                                                 --                             --
    In excess of net investment income                                         --                             --
    From net realized gain on investments                                      --                             --
                                                                           ------                        -------
      Total distributions                                                      --                             --
                                                                           ------                        -------
NET ASSET VALUE, END OF PERIOD                                             $16.38                        $ 16.37
                                                                           ------                        -------
                                                                           ------                        -------
TOTAL RETURN (2)                                                             1.61%                          1.55%
                                                                           ------                        -------
                                                                           ------                        -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                       $1,092                        $80,852
                                                                           ------                        -------
                                                                           ------                        -------
Ratio of expenses to average net assets: (6)
  With waiver and reimbursement (4)                                          1.35%                          1.60%
                                                                           ------                        -------
                                                                           ------                        -------
  Without waiver and reimbursement (4)                                      10.25%                          2.07%
                                                                           ------                        -------
                                                                           ------                        -------
Ratio of net investment income (loss) to average net assets:
  With waiver and reimbursement (4)                                         (0.37)%                        (1.01)%
                                                                           ------                        -------
                                                                           ------                        -------
  Without waiver and reimbursement (4)                                      (9.27)%                        (1.48)%
                                                                           ------                        -------
                                                                           ------                        -------
Portfolio turnover                                                          86.62%                         86.62%
                                                                           ------                        -------
                                                                           ------                        -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                    BALANCED FUND
                                                                  -----------------
                                                                       CLASS I
                                                                  -----------------
                                                                     (UNAUDITED)
                                                                  SIX MONTHS ENDED
                                                                    JUNE 30, 2000
                                                                  -----------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                                 $ 10.65
                                                                       -------
  Income from investment operations:
    Net investment income                                                 0.09
    Net realized and unrealized gain on investments                       0.21
                                                                       -------
  Total from investment operations                                        0.30
  Less distributions:
    From net investment income                                           (0.03)
                                                                       -------
      Total distributions                                                (0.03)
                                                                       -------
NET ASSET VALUE, END OF PERIOD                                         $ 10.92
                                                                       -------
                                                                       -------
TOTAL RETURN (2)                                                          2.77%
                                                                       -------
                                                                       -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $17,429
                                                                       -------
                                                                       -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (4)                                       0.90%
                                                                       -------
                                                                       -------
  Without waiver and reimbursement (4)                                    4.35%
                                                                       -------
                                                                       -------
Ratio of net investment income (loss) to average net assets:
  With waiver and reimbursement (4)                                       1.62%
                                                                       -------
                                                                       -------
  Without waiver and reimbursement (4)                                   (1.83)%
                                                                       -------
                                                                       -------
Portfolio turnover                                                      145.11%
                                                                       -------
                                                                       -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Notes to Financial Highlights
 June 30, 2000 (Unaudited)
The following notes are being used as reference items in the Financial Highlights of the Funds.

(1)  Calculated using the average share method.

(2) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.

(3)  Commencement of operations was March 3, 2000.

(4)  Annualized for periods of less than one year.


(5) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments reflected in the Fund's Statement of Operations. This is due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values.



(6) The operating expenses for the Dresdner RCM Europe Fund include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended Decemebr 31, 1998 and 1999, respectively, for which the insurance carrier has agreed to reimburse the Fund 0.78% ($800,000) of average net assets for the year ended December 31, 1999.


    The accompanying notes are an integral part of the financial statements.

                        [LOGO] DRESDNER RCM GLOBAL FUNDS


                                 DOMESTIC FUNDS

                       DRESDNER RCM LARGE CAP GROWTH FUND
                      DRESDNER RCM TAX MANAGED GROWTH FUND
                         DRESDNER RCM BIOTECHNOLOGY FUND
                           DRESDNER RCM BALANCED FUND

                                  GLOBAL FUNDS

                       DRESDNER RCM GLOBAL SMALL CAP FUND
                       DRESDNER RCM GLOBAL TECHNOLOGY FUND
                      DRESDNER RCM GLOBAL HEALTH CARE FUND

                               INTERNATIONAL FUNDS

                  DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
                       DRESDNER RCM EMERGING MARKETS FUND
                            DRESDNER RCM EUROPE FUND


     This prospectus contains essential information for anyone considering an investment in these Funds. Please read this document carefully and retain it for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state or suggest otherwise.


                                   May 1, 2000

TABLE OF CONTENTS

RISK/RETURN SUMMARY AND FUND EXPENSES
This section summarizes the Funds' investments, risks,
past performance, and fees.
     DRESDNER RCM LARGE CAP GROWTH FUND                                     2
     DRESDNER RCM TAX MANAGED GROWTH FUND                                   4
     DRESDNER RCM BIOTECHNOLOGY FUND                                        6
     DRESDNER RCM BALANCED FUND                                             8
     DRESDNER RCM GLOBAL SMALL CAP FUND                                    10
     DRESDNER RCM GLOBAL TECHNOLOGY FUND                                   12
     DRESDNER RCM GLOBAL HEALTH CARE FUND                                  14
     DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND                         16
     DRESDNER RCM EMERGING MARKETS FUND                                    18
     DRESDNER RCM EUROPE FUND                                              20

INVESTMENT STRATEGIES, POLICIES AND RISKS
This section provides details about the Funds'
investment strategies, policies and risks.
     INVESTMENT STRATEGIES AND POLICIES                                    22
     OTHER INVESTMENT PRACTICES                                            24
     CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES                27
     INVESTMENT RISKS                                                      27

ORGANIZATION AND MANAGEMENT
This section provides details about the people
and organizations who oversee the Funds.
     THE FUNDS AND THE INVESTMENT MANAGER                                  32
     THE PORTFOLIO MANAGERS                                                32
     THE INVESTMENT MANAGER'S COMPOSITE PERFORMANCE                        34
     MANAGEMENT FEES AND OTHER EXPENSES                                    36
     THE DISTRIBUTOR                                                       38

STOCKHOLDER INFORMATION
This section tells you how to buy, sell and exchange shares, how we value shares, and how we pay dividends and distributions.
     BUYING SHARES                                                         39
     SELLING SHARES                                                        41
     OTHER STOCKHOLDER SERVICES AND ACCOUNT POLICIES                       42
     DIVIDENDS, DISTRIBUTIONS AND TAXES                                    45

FINANCIAL HIGHLIGHTS
This section provides details on selected
financial highlights of the Funds.                                         47


                                                [LOGO] DRESDNER RCM GLOBAL FUNDS

DRESDNER RCM LARGE CAP GROWTH FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of U.S. companies with at least $3 billion in market capitalization.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in companies with large market capitalizations, which are companies with a total market capitalization of at least $3 billion at the time of purchase.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Standard & Poor's 500 Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the sector or stock allocations of the benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to the Standard & Poor's 500 Index.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

[GRAPH]

1997      1998      1999
31.99%    44.11%    44.84%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 29.25% (for the fourth quarter ended 1998) and the lowest quarterly return was -9.11% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

                                                  FUND             ONE           SINCE
                                                INCEPTION         YEAR         INCEPTION
------------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND CLASS I (DRLCX)*         12/31/96         44.84%          40.18%
------------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND CLASS N (DLCNX)**        12/31/96         44.46%          40.06%
------------------------------------------------------------------------------------------
 S&P 500 Index                                        --         21.04%          27.56%
------------------------------------------------------------------------------------------

*Returns through December 31,1998 reflect Rule 12b-1 fees. On that date, all Fund shares were redesignated as Class I Shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect Rule 12b-1 fees.

**Class N shares were first issued on March 2, 1999, and pay Rule 12b-1 fees. Class N returns through December 31, 1998 are based on Class I returns and reflect Rule 12b-1 fees.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS I+                         $ 97            $  620           $1,170          $2,672
------------------------------------------------------------------------------------------
 CLASS N+                         $122            $6,670           $7,994          $8,323
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.95% for Class I and 1.20% for Class N, your expenses for the periods indicated would be $97, $303, $525, and $1,166 for Class I and $122, $381, $660, and $1,455 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

--------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES

(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS      CLASS
                           I          N
--------------------------------------------
 MANAGEMENT FEES         0.70%      0.70%
--------------------------------------------
 RULE 12b-1 FEE          NONE       0.25%
--------------------------------------------
 OTHER EXPENSES          1.75%     59.09%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES      2.45%     60.04%
--------------------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)      -1.50%    -58.84%
--------------------------------------------
 NET OPERATING
 EXPENSES(1)             0.95%      1.20%
--------------------------------------------

(1) Dresdner RCM Global Investors LLC (the "Investment Manager") has contractually agreed until at least December 31, 2000, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses)
      exceed the annualized rate of 0.95% for Class I and 1.20% for Class N.
      The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM TAX MANAGED GROWTH FUND


Goal

     The Fund's goal is to enhance the after-tax returns of its shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies for long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund currently intends to invest in companies of any size, ranging from larger, well-established issuers to smaller emerging growth companies. However, no more than 20% of the Fund's total assets will be invested in companies with market capitalizations below $500 million at the time of purchase.

     To maximize after-tax total returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Standard & Poor's 500 Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the United States and will not seek to duplicate the sector or stock allocations of the benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     Efforts to minimize the realization of capital gains are not entirely within the Fund's control and will be affected by shareholder purchase and redemption activity. In addition, efforts to maximize after-tax total returns may require trade-offs that reduce pre-tax returns.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page provide some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for its first full year of operation. The chart below it compares the performance of the Fund over time to its benchmark.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES

[GRAPH]

1999
52.44%

For the period covered by this year-by-year total return chart, the Fund's highest quarterly return was 31.98% (for the fourth quarter ended 1999) and the lowest quarterly return was -4.78% (for the third quarter ended 1999).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

                                                  FUND             ONE           SINCE
                                                INCEPTION         YEAR         INCEPTION
------------------------------------------------------------------------------------------
 TAX MANAGED GROWTH CLASS I (DRTIX)             12/30/98         52.44%          52.44%
------------------------------------------------------------------------------------------
 TAX MANAGED GROWTH CLASS N SHARES*             12/30/98         52.00%          51.82%
------------------------------------------------------------------------------------------
 S&P 500 Index                                        --         21.04%          21.04%
------------------------------------------------------------------------------------------

*Class N shares were first issued on February 12, 1999, and pay Rule 12b-1 fees. Class N returns through February 12, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.

Example

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS I+                         $231            $2,835           $5,059          $9,035
------------------------------------------------------------------------------------------
 CLASS N+                         $256            $5,394           $7,957          $9,998
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.25% for Class Iand 1.50% for Class N, your expenses for the periods indicated would be $231, $397, $686 and $1,511 for Class I and $256, $474, $818 and $1,791 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

--------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES(1)
(fees paid directly from your investment)

Class I Shares ............. 1.00%
Class N Shares ............. 1.00%

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS      CLASS
                           I          N
--------------------------------------------
 MANAGEMENT FEES         0.75%      0.75%
--------------------------------------------
 RULE 12b-1 FEE          NONE       0.25%
--------------------------------------------
 OTHER EXPENSES         13.61%     34.08%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES     14.36%     35.08%
--------------------------------------------
 LESS:FEES WAIVED
 AND REIMBURSED(2)     -13.11%    -33.58%
--------------------------------------------
 NET OPERATING
 EXPENSES(2)             1.25%      1.50%
--------------------------------------------

(1) The Fund charges you a 1.00% redemption fee if you redeem shares within the first year of purchase.

(2) The Investment Manager has contractually agreed until at least December 31, 2000, to pay each quarter thez amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.25% for Class I and 1.50% for Class N. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM BIOTECHNOLOGY FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of biotechnology companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in biotechnology companies. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its total assets in biotechnology companies with market capitalizations below $100 million at the time of purchase. The Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States. However, the Fund may invest up to 25% of its total assets in foreign issuers organized or headquartered in any one foreign country.

     Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on biotechnology companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The American Stock Exchange Biotechnology Index, the NASDAQ Biotechnology Index, and the Russell 2000 Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and will not seek to duplicate its benchmarks.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     Because the Fund will focus its investments in biotechnology companies, it will be more susceptible than more diversified funds to market and other conditions affecting biotechnology companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS N SHARES

[GRAPH]

1998      1999
17.16%   111.39%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 65.41% (for the fourth quarter ended 1999) and the lowest quarterly return was -9.17% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

------------------------------------------------------------------------------------------
                                                  FUND             ONE           SINCE
                                                INCEPTION         YEAR         INCEPTION
------------------------------------------------------------------------------------------
 BIOTECHNOLOGY FUND CLASS N (DRBNX)             12/30/97        111.39%          57.68%
------------------------------------------------------------------------------------------
 AMEX Biotech Index                                   --        111.44%          55.46%
------------------------------------------------------------------------------------------
 NASDAQ Biotech Index                                 --        101.67%          71.95%
------------------------------------------------------------------------------------------
 Russell 2000 Index                                   --         21.26%           9.07%
------------------------------------------------------------------------------------------

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 Class N+                         $153            $1,095           $2,046          $4,463
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

--------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

--------------------------------------------
                         CLASS
                           N
--------------------------------------------
 MANAGEMENT FEES         1.00%
--------------------------------------------
 RULE 12b-1 FEE          0.25%
--------------------------------------------
 OTHER EXPENSES          3.28%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES      4.53%
--------------------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)      -3.03%
--------------------------------------------
 NET OPERATING
 EXPENSES(1)             1.50%
--------------------------------------------

(1) The Investment Manager has contractually agreed until at least December 31, 2000, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class N for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50%. The Fund may reimburse the Investment Manager in the future. Dresdner RCM Balanced Fund
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM BALANCED FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation and current income by investing in a diversified portfolio of equity and fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund will invest up to 75% of its total assets in equity securities and at least 25% of its total assets in investment grade fixed-income securities. Up to 30% of the Fund's total assets may be invested in securities of foreign issuers.

     The Investment Manager will allocate the Fund's assets among various types of equity and fixed-income securities. The allocation of the Fund's assets will fluctuate with factors affecting the relative attractiveness of such equity and fixed-income securities. These factors include, among others: general market and economic conditions and trends, interest and inflation rates, fiscal and monetary developments, long-term corporate earnings growth, and expected total return and risk of each asset class.

     The Investment Manager will focus the equity portion of the portfolio investment on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Foreign stocks are chosen using a similar process, while also considering country allocation and currency exposure. The Fund's equity securities may be of any capitalization. However, the Fund will generally not invest in securities with market capitalizations below $1 billion.

     The Fund uses fundamental and original research to select fixed-income securities and manage the mix between U.S. and foreign bonds. The Fund's fixed-income securities may be of any maturity. A bond's maturity and duration, among other factors, are important components of the Fund's fixed-income process. The Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and a composite comprised of 60% Standard & Poor's 500 Index/40% Lehman Brothers Aggregate Bond Index are the Fund's performance benchmarks. The Investment Manager bases its equity and fixed income security selections on their relative investment merits and will not seek to duplicate the Fund's performance benchmarks.

PRINCIPAL INVESTMENT RISKS

     Because the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments fluctuate in response to the activities of individual companies and general stock and bond market and economic conditions. The yields and values of its fixed-income securities also fluctuate with changes in interest rates; if interest rates rise, the value of fixed-income securities may fall.

     The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Stock prices of smaller and newer companies fluctuate more than those of larger more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     This section would normally show how the Fund has performed over time. Because this Fund was in operation for less than one year when this Prospectus was printed, its performance is not included. In the future, the Fund will compare its performance to the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and a composite comprised of 60% Standard & Poor's 500 Index/40% Lehman Brothers Aggregate Bond Index.

     Please refer to the section entitled "The Investment Manager's Composite Performance" on page 34 for historical performance information of institutional private accounts managed by the Investment Manager, that have investment objectives, policies, strategies and risks substantially similar to those of the Balanced Fund.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS I SHARES


     PERFORMANCE DATA IS NOT INCLUDED AS THE FUND IS LESS THAN ONE YEAR OLD.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------
                                   ONE             FIVE
                                  YEAR             YEARS
-----------------------------------------------------------
 CLASS I+                         $92             $5,852
-----------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 0.90% for Class I, your expenses for the periods indicated would be $92 and $287. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

--------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                           CLASS
                             I
--------------------------------------------
 MANAGEMENT FEES             0.65%
--------------------------------------------
 RULE 12b-1 FEE              NONE
--------------------------------------------
 OTHER EXPENSES             40.64%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES         41.29%
--------------------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)         -40.39%
--------------------------------------------
 NET OPERATING EXPENSES(1)   0.90%
--------------------------------------------

(1) The Investment Manager has contractually agreed until at least December 31, 2000 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.90% for Class I. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM GLOBAL SMALL CAP FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of companies with small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund invests at least 65% of its investments in companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the MSCI World Small Cap Index, which currently ranges between $14.3 million to $3.2 billion. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities that comprise the MSCI World Small Cap Index; this currently would permit the Fund to maintain a weighted-average market capitalization ranging from $288.5 million to $1.2 billion.

     As a fundamental policy which cannot be changed without stockholder approval, the Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States). However, the Fund currently expects the majority of its foreign investments will be in companies organized or headquartered in Japan and the countries of Western Europe.

     Under normal market conditions, the Fund will invest no more than 25% of its total assets in issuers that are organized or headquartered in any one foreign country, other than France, Germany, Japan and the United Kingdom.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The MSCIWorld Small Cap Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry around the world and will not seek to duplicate the country or sector allocations of the benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

[GRAPH]

1997      1998      1999
25.48%    19.29%   104.63%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 64.80% (for the fourth quarter ended 1999) and the lowest quarterly return was -23.37% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

                                                  FUND             ONE           SINCE
                                                INCEPTION         YEAR         INCEPTION
------------------------------------------------------------------------------------------
 GLOBAL SMALL CAP FUND CLASS I (DGSCX)*         12/31/96        104.63%          45.23%
------------------------------------------------------------------------------------------
 GLOBAL SMALL CAP FUND CLASS N (DGSNX)**        12/31/96        104.06%          45.09%
------------------------------------------------------------------------------------------
 Salomon EMI Index                                    --         17.27%           9.14%
------------------------------------------------------------------------------------------
 MSCI World Small Cap Index***                        --         25.38%           5.53%
------------------------------------------------------------------------------------------

*Returns through December 31,1998 reflect Rule 12b-1 fees. On that date, all Fund shares were redesignated as Class I Shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect Rule 12b-1 fees.

**Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns and reflect Rule 12b-1 fees.

***Effective May 1, 2000 the Fund's performance benchmark was changed from the Salomon EMI Index to the MSCI World Small Cap Index. The Fund's Board of Directors believes that the composition of the MSCI World Small Cap Index most accurately reflects the global small cap focus of the Fund and the market capitalization ranges of securities in which the Fund is most likely to invest.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS I+                         $153            $1,009           $1,881          $4,130
------------------------------------------------------------------------------------------
 CLASS N+                         $178            $3,236           $5,620          $9,527
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class I and 1.75% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791 for Class I and $178, $551, $949, and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

--------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS      CLASS
                           I          N
--------------------------------------------
 MANAGEMENT FEES         1.00%      1.00%
--------------------------------------------
 RULE 12b-1 FEE          NONE       0.25%
--------------------------------------------
 OTHER EXPENSES          3.10%     15.46%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES      4.10%     16.71%
--------------------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)      -2.60%    -14.96%
--------------------------------------------
 NET OPERATING
 EXPENSES(1)             1.50%      1.75%
--------------------------------------------

(1) The Investment Manager has contractually agreed until at least December 31, 2000, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM GLOBAL TECHNOLOGY FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of technology companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in technology companies. The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its total assets in technology companies with market capitalizations below $100 million at the time of purchase.

     Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services.

     As a fundamental policy, which cannot be changed without stockholder approval, the Fund invests in technology companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 50% of its total assets in foreign issuers (but under normal market conditions no more than 25% of its total assets in issuers organized or headquartered in any one foreign country, other than Japan).

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on technology companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Standard & Poor's 500 Index and the Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry around the world and will not seek to duplicate either benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     Because the Fund will focus its investments in technology companies, it will be more susceptible than more diversified funds to market and other conditions affecting technology companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

[GRAPH]

1996      1997      1998      1999
26.41%    27.08%    61.05%   182.95%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 82.82% (for the fourth quarter ended 1999) and the lowest quarterly return was -15.60% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

                                                  FUND             ONE           SINCE
                                                INCEPTION         YEAR         INCEPTION
------------------------------------------------------------------------------------------
 GLOBAL TECHNOLOGY FUND CLASS I (DRGTX)*        12/27/95        182.95%          64.43%
------------------------------------------------------------------------------------------
 GLOBAL TECHNOLOGY FUND CLASS N (DGTNX)**       12/27/95        182.55%          64.07%
------------------------------------------------------------------------------------------
 S&P 500 Index                                        --         21.04%          26.39%
------------------------------------------------------------------------------------------
 Lipper Science & Technology Fund Index               --        113.90%          40.88%
------------------------------------------------------------------------------------------

*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.

**Class N shares were first issued on January 30, 1999, and pay Rule 12b-1 fees. Class N returns through January 30, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS I+                         $153              $474           $  818          $1,791
------------------------------------------------------------------------------------------
 CLASS N+                         $178              $601           $1,051          $2,297
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.75% for Class N, your expenses for the periods indicated would be $178, $551, $949, and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

--------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS      CLASS
                           I          N
--------------------------------------------
 MANAGEMENT FEES         1.00%      1.00%
--------------------------------------------
 RULE 12b-1 FEE          NONE       0.25%
--------------------------------------------
 OTHER EXPENSES          0.50%      0.74%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES      1.50%      1.99%
--------------------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)          0%     -0.24%
--------------------------------------------
 NET OPERATING
 EXPENSES(1)             1.50%      1.75%
--------------------------------------------

(1) The Investment Manager has contractually agreed until at least December 31, 2000, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM GLOBAL HEALTH CARE FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of health care companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in health care companies. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its total assets in health care companies with market capitalizations below $100 million at the time of purchase.

     Health care companies include pharmaceutical, biochemical, biotechnology health care service and medical device companies. These companies are typically involved in research and development or ownership and/or the operation of health care facilities, franchises or practices, and the design, production or selling of medical, dental and optical products. A company will be deemed to be principally engaged in the health care business if:

     1) at least 50% of its earnings or revenues are derived from health care activities; or

     2) at least 50% of its assets are devoted to such activities, based upon the company's financial statements as of the end of its most recent fiscal year.

     As a fundamental policy, which cannot be changed without stockholder approval, the Fund invests in health care companies organized or headquartered in at least three different countries (one of which may be the United States). However, the Fund currently expects the majority of its foreign investments will be in companies organized or headquartered in Japan and the countries of Western Europe.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on health care companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Standard & Poor's 500 Index and the Russell Midcap Health Care Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company around the world and will not seek to duplicate either benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     Because the Fund will focus its investments in health care companies, it will be more susceptible than more diversified funds to market and other conditions affecting health care companies. As a result, its share price may be more volatile than a fund with a more broadly diversified portfolio.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS FOR CLASS N SHARES

[GRAPH]

1997      1998      1999
30.00%    25.57%    28.74%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 39.43% (for the fourth quarter ended 1999) and the lowest quarterly return was -5.05% (for the third quarter ended 1999).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

                                                  FUND             ONE           SINCE
                                                INCEPTION         YEAR         INCEPTION
------------------------------------------------------------------------------------------
 GLOBAL HEALTH CARE FUND CLASS N (DGHCX)        12/31/96         28.74%          28.09%
------------------------------------------------------------------------------------------
 S&P 500 Index                                        --         21.04%          27.56%
------------------------------------------------------------------------------------------
 Russell Midcap Health Care Index                     --        -13.48%          11.22%
------------------------------------------------------------------------------------------

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS N+                         $153            $1,158           $2,167          $4,701
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

--------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS
                           N
----------------------------------
 MANAGEMENT FEES         1.00%
----------------------------------
 RULE 12b-1 FEE          0.25%
----------------------------------
 OTHER EXPENSES          3.60%
----------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES      4.85%
----------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)      -3.35%
----------------------------------
 NET OPERATING
 EXPENSES(1)             1.50%
----------------------------------

(1)    The Investment Manager has contractually agreed until at least
      December 31, 2000, to pay each quarter the amount, if any, by which the ordinary operating expenses for Class N for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50%. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of foreign companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 65% of its total assets in foreign companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $1 billion at the time of purchase, with no more than 15% of the Fund's total assets in companies with market capitalizations below $100 million at the time of purchase.

     The Fund invests in issuers located in at least ten different countries. The Fund may invest up to 65% of its total assets in issuers organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its total assets in issuers organized or headquartered in any other foreign country. The Fund may also invest up to 10% of its total assets in U.S. issuers.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE) Index and the Morgan Stanley Capital International All Country World Free (MSCI-ACWI) Ex-U.S. Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout the world and will not seek to duplicate the country or industry allocations of either benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investment will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

[GRAPH]

1995      1996      1997      1998      1999
17.98%    19.31%    17.93%    13.81%    60.66%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 41.32% (for the fourth quarter ended 1999) and the lowest quarterly return was -16.16% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

                                                        FUND        ONE     FIVE       SINCE
                                                      INCEPTION    YEAR     YEARS    INCEPTION
-------------------------------------------------------------------------------------------------
 INTERNATIONAL GROWTH EQUITY FUND CLASS I (DRIEX)*    12/28/94     60.66%   24.87%     24.82%
-------------------------------------------------------------------------------------------------
 INTERNATIONAL GROWTH EQUITY FUND CLASS N (DRIENX)**  12/28/94     60.27%   24.56%     24.51%
-------------------------------------------------------------------------------------------------
 MSCI-EAFE Index                                            --     27.31%   13.15%     12.56%
-------------------------------------------------------------------------------------------------
 MSCI-ACWI Ex-U.S. Index                                    --     30.92%   12.39%     13.12%
-------------------------------------------------------------------------------------------------

*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.

**Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS I+                         $102            $  331           $  579          $1,289
------------------------------------------------------------------------------------------
 CLASS N+                         $127            $2,256           $4,141          $7,964
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.00% for Class I and 1.25% for Class N, your expenses for the periods indicated would be $102, $318, $552 and $1,225 for Class I and $127, $397, $686 and $1,511 for Class
N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.

-------------------------------------------------------------------------------
FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS      CLASS
                           I          N
--------------------------------------------
 MANAGEMENT FEES         0.75%      0.75%
--------------------------------------------
 RULE 12b-1 FEE          NONE       0.25%
--------------------------------------------
 OTHER EXPENSES          0.31%      9.89%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES      1.06%     10.89%
--------------------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)      -0.06%     -9.64%
--------------------------------------------
 NET OPERATING
 EXPENSES(1)             1.00%      1.25%
--------------------------------------------

(1)   The Investment Manager has contractually agreed until at least
      December 31, 2000, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.00% for Class I and 1.25% for Class N. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM EMERGING MARKETS FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of emerging market companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund will normally invest at least 80% of its total assets in emerging market companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million at the time of purchase.

     The Fund may invest up to 15% of its total assets in issuers that are organized or headquartered in any one emerging market country. The Fund may also invest up to 20% of its total assets in issuers that are organized or headquartered in developed countries.

     Emerging market companies are organized or headquartered in any country considered an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or other recognized international financial institutions. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index and the IFC Emerging Markets Index are the Fund's performance benchmarks. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout emerging market countries and will not seek to duplicate the country or sector allocations of either benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities also depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies. Emerging country markets involve greater risk and volatility than more developed markets.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     The charts on the following page provide some indication of the risks of investing in the Fund by showing how its performance varied from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmarks.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS I SHARES

[GRAPH]

1998      1999
-8.39%    92.12%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 52.95% (for the fourth quarter ended 1999) and the lowest quarterly return was -16.26% (for the second quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)

                                                  FUND             ONE           SINCE
                                                INCEPTION         YEAR         INCEPTION
------------------------------------------------------------------------------------------
 EMERGING MARKETS FUND CLASS I (DRMIX)*         12/30/97         92.12%          32.47%
------------------------------------------------------------------------------------------
 EMERGING MARKETS FUND CLASS N (DRMNX)**        12/30/97         91.69%          32.16%
------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index                     --         66.42%          11.59%
------------------------------------------------------------------------------------------
 IFC Emerging Markets Index                           --         67.15%          14.24%
------------------------------------------------------------------------------------------

*On December 31,1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees.

**Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS I+                         $153            $2,001           $3,693          $7,322
------------------------------------------------------------------------------------------
 CLASS N+                         $178            $6,649           $7,080          $7,111
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.50% for Class I and 1.75% for Class N, your expenses for the periods indicated would be $153, $474, $818, and $1,791 for Class I and $178, $551, $949, and $2,062 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.
--------------------------------------------------------------------------------

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS      CLASS
                           I          N
--------------------------------------------
 MANAGEMENT FEES         1.00%      1.00%
--------------------------------------------
 RULE 12b-1 FEE          NONE       0.25%
--------------------------------------------
 OTHER EXPENSES          8.33%     77.93%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES      9.33%     79.18%
--------------------------------------------
 LESS: FEES WAIVED
 AND REIMBURSED(1)      -7.83%    -77.43%
--------------------------------------------
 NET OPERATING
 EXPENSES(1)             1.50%      1.75%
--------------------------------------------

(1) The Investment Manager has contractually agreed until at least December 31, 2000, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

DRESDNER RCM EUROPE FUND


GOAL

     The Fund's goal is to seek long-term capital appreciation by investing in equity securities of European companies.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in companies located in Europe, from both European Economic and Monetary Union ("EMU") and non-EMU countries. Under normal market conditions, the Fund invests at least 75% of its total assets in these companies. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries.

     The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the Investment Manager develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The Morgan Stanley Capital International (MSCI) Europe Index is the Fund's performance benchmark. The Investment Manager bases its security selection on the relative investment merits of each company and industry throughout Europe and will not seek to duplicate the country or sector allocations of the benchmark.

PRINCIPAL INVESTMENT RISKS

     Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

     The value of the Fund's investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities depends in part on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Because the Fund focuses on certain developed European countries, it will be more susceptible than other funds to market and other conditions affecting those countries. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest often fluctuate more than those of larger, more established companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

     On May 3, 1999, the Fund converted from a closed-end fund to an open-end fund. Closed-end fund shares are not redeemed by or purchased from the fund. Instead, they are normally listed and traded on an exchange. Unlike open-end funds, the price of a closed-end fund share is not based on the fund's net asset value, but upon its value in the market. Closed-end funds usually generate fewer expenses than open-end funds because the fund is not responsible for the distribution of its shares. Upon conversion, all outstanding shares of the previously closed-end Fund were redesignated as Class N shares and a new class of shares, Class I, was created.

     The bar chart and table shown on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the yearly performance of the Fund since its inception. The chart below it compares the performance of the Fund over time to its benchmark.

     Both charts assume reinvestment of dividends and distributions. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN FOR CLASS N SHARES*

[GRAPH]

1991      1992      1993      1994      1995      1996      1997      1998      1999
-5.74%   -12.44%    31.54%    -4.98%     1.33%    15.87%    25.70%    37.23%   43.59%

For the periods covered by this year-by-year total return chart, the Fund's highest quarterly return was 51.43% (for the fourth quarter ended 1999) and the lowest quarterly return was -15.52% (for the third quarter ended 1998).

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1999)*

                                        FUND         ONE          FIVE          SINCE
                                     INCEPTION      YEAR          YEARS       INCEPTION
------------------------------------------------------------------------------------------
 EUROPE FUND CLASS N (DRENX)**         4/5/90       43.59%        23.50%        9.42%
------------------------------------------------------------------------------------------
 EUROPE FUND CLASS I***                4/5/90       43.59%        23.50%        9.42%
------------------------------------------------------------------------------------------
 DAX100 Index****                          --       16.77%        19.00%       10.93%
------------------------------------------------------------------------------------------
 MCSCI Europe Index                        --       16.21%        22.53%       15.03%
------------------------------------------------------------------------------------------

*For the periods through February 2, 1999 the bar chart and table reflect the performance of the Fund under its objective of investing primarily in equity securities of German companies. For periods through May 3, 1999 the bar chart and table reflect the performance of the Fund as a closed-end investment company. Beginning on February 9, 1999, the Fund's objective was expanded to permit investment in European companies. On May 3, 1999, the Fund converted from a closed-end to an open-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees.

**Returns through May 3, 1999 do not reflect Rule 12b-1 fees. Class N returns through May 3, 1999 would be lower if Rule 12b-1 fees had been paid.

***Class I shares were first issued on May 3, 1999, which do not pay Rule 12b-1 fees. There were no Class I shares outstanding as of December 31, 1999. Returns through December 31, 1999 are based on Class N returns and reflect Rule 12b-1 fees.

****Since February 9, 1999, when the Fund's mandate was expanded, the Fund has been comparing its performance to the MSCI Europe Index. Before February 9, 1999, when the Fund invested primarily in equity securities of German Companies the Fund compared its performance to the DAX100 Index, a German focused index.

EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     - $10,000 investment in the Fund
     - 5% annual return
     - redemption at the end of each period
     - no changes in the Fund's operating expenses

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE             THREE            FIVE             TEN
                                  YEAR             YEARS            YEARS           YEARS
------------------------------------------------------------------------------------------
 CLASS N+                         $163              $505             $891          $1,974
------------------------------------------------------------------------------------------
 CLASS I+                         $137              $428             $760          $1,700
------------------------------------------------------------------------------------------

+ Assuming the Investment Manager continues to reimburse the ordinary operating expenses which exceed the annualized rate of 1.35% for Class I and 1.60% for Class N, your expenses for the periods indicated would be $137, $428, $739 and $1,624 for Class I and $163, $505, $871 and $1,900 for Class N. However, there is no guarantee that the Investment Manager will continue such reimbursement policy.
--------------------------------------------------------------------------------

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses.

SHAREHOLDER FEES
(fees paid directly from your investment)                  NONE

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund assets)

                         CLASS      CLASS
                           I          N
--------------------------------------------
 MANAGEMENT FEES         1.00%      1.00%
--------------------------------------------
 RULE 12B-1 FEE          none       0.25%
--------------------------------------------
 OTHER EXPENSES(1)       0.44%      0.44%
--------------------------------------------
 TOTAL ANNUAL FUND
 OPERATING EXPENSES(2)   1.44%      1.69%
--------------------------------------------
 LESS: FEE WAIVER
 AND REIMBURSEMENT(3)   -0.09%     -0.09%
--------------------------------------------
 NET OPERATING
 EXPENSES(3)             1.35%      1.60%
--------------------------------------------

(1) This percentage amount does not include non-recurring expenses of approximately 0.32% associated with the conversion of the Fund to an open-end investment company.

(2) The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees.

(3) The Investment Manager has contractually agreed until at least December 31, 2002, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.35% for Class I and 1.60% for Class N. The Fund may reimburse the Investment Manager in the future.
--------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

INVESTMENT STRATEGIES, POLICIES AND RISKS

INVESTMENT STRATEGIES AND POLICIES

         The following pages provide additional information about the Funds' principal investment strategies and risks, as well as certain other important investment policies.

HOW DO THE FUNDS SELECT EQUITY INVESTMENTS?

         While the Funds emphasize investments in growth companies, the Funds also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential.
         When the Investment Manager analyzes a specific company it evaluates the fundamental value of each enterprise as well as its prospects for growth. In most cases, these companies have one or more of the following characteristics:

     -   Superior management.
     -   Strong balance sheets.
     -   Differentiated or superior products or services.
     - Substantial capacity for growth in revenue through either an expanding market or expanding market share.
     -   Strong commitment to research and development.
     -   A steady stream of new products or services.

         In evaluating potential equity investments, the Funds do not seek current income and do not restrict their investments to companies with a record of dividend payments.

         When evaluating foreign companies, the Investment Manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook, and interest rate environment for the country and the region in which the company is located, as well as other factors it deems relevant.

         In addition to traditional research activities, the Investment Manager uses research produced by its Grassroots-SM- Research operating group. Grassroots-SM- Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots-SM- Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which the Funds might invest and by checking marketplace assumptions about market demand for particular products and services.

HOW DOES THE BALANCED FUND SELECT FIXED-INCOME INVESTMENTS?

         The Investment Manager's fixed-income philosophy focuses on a top-down investment process that begins with the development of an economic outlook. Data on economic sectors and industries, in conjunction with analysis of monetary and fiscal policy, underlie the analysis of the fixed income investment environment. Total rates of return are projected for bond market sectors under various market scenarios that incorporate potential interest rate shifts over a specified time period.

         In evaluating individual fixed-income investment opportunities, the Investment Manager uses a variety of proprietary and vendor supplied systems that provide information in support of its investment selection process.

WHAT KINDS OF EQUITY SECURITIES DO THE FUNDS INVEST IN?

         The Funds invest primarily in common stocks and depositary receipts, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar depositary instruments representing securities of foreign companies. The Funds may invest in companies of any size. Common stocks represent the basic equity ownership interests in a company. Depositary receipts are issued by banks or other financial institutions and represent, or may be converted into, underlying ordinary shares of a foreign company. They may be sponsored by the foreign company or organized independently.

         The Funds may also invest in other equity and equity related securities. These include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices.

WHAT KINDS OF FOREIGN SECURITIES DO THE FUNDS INVEST IN?

         The Funds invest in the following types of foreign equity and equity-linked securities:

     - Securities of companies that are organized or headquartered outside the United States, or that derive at least 50% of their total revenue outside the United States.

     - Securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted.

     -    Depositary receipts.

     - Securities of other investment companies investing primarily in such equity and equity-related foreign securities.

         The Investment Manager expects that the Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet a Fund's investment criteria. The Funds also may invest in securities that are not publicly traded either in the United States or in foreign markets.

WHAT KINDS OF DEBT SECURITIES DOES THE BALANCED FUND INVEST IN?

         Debt securities which are eligible investments for the Fund include, but are not limited to the following: debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt securities issued or guaranteed by foreign national governments, their agencies or instrumentalities; debt securities issued or guaranteed by supranational organizations; and corporate debt securities.

         Debt securities include bonds and other debt instruments used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

         In general, most debt securities held by the Fund will be investment grade (i.e., rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated,


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

INVESTMENT STRATEGIES, POLICIES AND RISKS


determined by the Investment Manager to be of comparable quality.) Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower investment grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities.

U.S. GOVERNMENT SECURITIES

         U.S. Government Securities are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentalities of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans secured by real or commercial property, and include pass-through securities, collateralized mortgage obligations ("CMOs"), real estate mortgage conduits ("REMICS"), and adjustable rate mortgage securities ("ARMs"). There are currently three basis types of mortgage-related securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"); (ii) those issued by private issuers which represent an interest in or are collateralized by mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers which represent an interest in or are collateralized by whole mortgage loans or mortgage-related securities without a government guarantee.

ASSET-BACKED SECURITIES

         Asset-backed securities represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

OTHER INVESTMENT PRACTICES

         The Funds may also employ the following investment techniques in pursuit of their investment objectives.

DO THE FUNDS BUY AND SELL FOREIGN CURRENCIES?

         The Investment Manager expects to purchase or sell foreign currencies primarily to settle foreign securities transactions. However, each Fund may also engage in currency management transactions (other than currency futures contracts in the case of the Europe Fund) to hedge currency exposure related to securities it owns or expects to purchase. A Fund may also hold foreign currency received in connection with investments in foreign securities when the Investment Manager believes the relevant exchange rates will change favorably and it would be better to convert the currency into U.S. dollars at a later date.

         For purposes of the percentage limitations on each Fund's investments in foreign securities, the term "securities" does not include foreign currencies. This means that a Fund's exposure to foreign currencies or multinational currencies such as the "Euro" may be greater than its percentage limitation on investments in foreign securities. Each Fund will incur costs in connection with conversions between various currencies, and gains in a particular securities market may be affected (either positively or negatively) by changes in exchange rates.

DO THE FUNDS HEDGE THEIR INVESTMENTS?

           For hedging purposes, each Fund may purchase options on stock indices and on securities it is authorized to purchase. If a Fund purchases a "put" option on a security, the Fund acquires the right to sell the security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If a Fund purchases a "call" option on a security, it acquires the right to purchase the security at a specified price at any time during the term of the option (or on the option expiration date). An option on a stock index gives a Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. A Fund may "close out" an option before it is exercised or expires by selling an option of the same series as the option previously purchased.

         Each Fund may employ certain techniques to hedge against currency exchange rate fluctuations, changes in interest rates or general fluctuations in the value of its portfolio securities. The International Fund may hedge up to 100% of its total assets. These techniques include forward currency exchange contracts, currency options, futures contracts (and related options) (for the Europe Fund, only index futures contracts), and currency swaps.

         A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Index futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.

         Each Fund may cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes changes between the two currencies are correlated.

DO THE LARGE CAP GROWTH FUND, BIOTECHNOLOGY FUND, TAX MANAGED GROWTH FUND AND BALANCED FUND INVEST IN FOREIGN SECURITIES?

         The Large Cap Growth Fund may invest up to 20% of its total assets, the Tax Managed Growth Fund and the Biotechnology Fund may invest up to 25% of their total assets, and the Balanced Fund may invest


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

INVESTMENT STRATEGIES, POLICIES AND RISKS

up to 30% of its total assets, in foreign securities (but no more than 10% in any one foreign country). Such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its total assets in foreign securities, subject to the limits described above.

DO THE FUNDS, OTHER THAN THE EMERGING MARKETS FUND, INVEST IN EMERGING MARKETS?

         The International Growth Equity Fund and Global Small Cap Fund may each invest 30%, the Europe Fund 25%, the Global Technology Fund 20%, the Global Health Care Fund and Biotechnology Fund 15% and the Large Cap Growth Fund 10%, of their total assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Tax Managed Growth Fund may invest up to 5% of its total assets in companies organized or headquartered in emerging market countries. Such investments are not currently a principal investment technique for these Funds. However, if emerging markets present attractive investment opportunities, any one of these Funds may increase the percentage of its total assets in emerging markets, subject to the limits described above.

WHAT ARE THE FUNDS' PORTFOLIO TURNOVER RATES?

         Each Fund may invest in securities on either a long-term or short-term basis. The Investment Manager will sell a Fund's portfolio securities whenever it deems appropriate, regardless of the length of time the Fund has held the securities, and may purchase or sell securities for short-term profits. Turnover will be influenced by sound investment practices, each Fund's investment objective and the need for funds for the redemption of a Fund's shares.

         The Investment Manager anticipates that the annual portfolio turnover rate for the Balanced Fund will not exceed 150% during its first full year of operation. The portfolio turnover rate for the Tax Managed Growth Fund will reflect the Investment Manager's efforts to minimize the Fund's capital gains distributions and to enhance the after-tax returns of its shareholders; the Investment Manager may sell securities to realize capital losses to offset accumulated or future capital gains. See, "Financial Highlights" for the portfolio turnover rates of the other Funds.

         A high portfolio turnover rate would increase a Fund's brokerage commission expenses and other transaction costs, and may increase its taxable capital gains.

DO THE FUNDS INVEST IN OTHER INVESTMENT COMPANIES?

         The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries, each Fund may invest up to 10% of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Furthermore, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company.

         If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies' management or administration fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.

WHAT ARE THE FUNDS' INVESTMENT POLICIES IN UNCERTAIN MARKETS?

         When the Investment Manager believes a Fund should adopt a temporary defensive posture, including periods of international, political or economic uncertainty, a Fund may hold all or a substantial portion of its assets in investment grade debt securities. The securities may be debt obligations issued or guaranteed by the U.S. Government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers. During these periods, a Fund may not achieve its investment objective.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT INVESTMENT PRACTICES?

         The Statement of Additional Information ("SAI") has more detailed information about the investment practices described in this Prospectus as well as information about other investment practices used by the Investment Manager.

CHANGING THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

         Each Fund's investment objective of long-term capital appreciation and current income, in the case of the Balanced Fund, is a fundamental policy that may not be changed without stockholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without stockholder approval.

         The various percentage limitations referred to in this Prospectus and the SAI apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of a change in any applicable percentage resulting from market fluctuations.

INVESTMENT RISKS

         Your investment in the Funds is subject to a variety of risks, including those described below. See the SAI for further information about these and other risks.

EQUITY INVESTMENTs

         The prices of equity securities fluctuate based on changes in the issuer's financial condition and prospects on overall market and economic conditions.

DEBT SECURITIES

         The yield and price of a debt security changes daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

INVESTMENT STRATEGIES, POLICIES AND RISKS


         The following are some of the more common risk factors associated with investments in debt securities:

         INTEREST RATE RISK. The change in the prices of debt securities that accompany changes in the overall level of interest rates. Debt securities have varying levels of sensitivity to changes in interest rates. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds, lower quality bonds and zero coupon bonds are generally more sensitive to interest rate changes.

         CREDIT RISK. The chance that a Fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing the Fund's income level and share price. By definition, lower-rated securities carry a higher credit risk.

         GEOGRAPHIC RISK. The chance of price declines resulting from developments in a single foreign country.

         CALL RISK. Debt obligations may be issued with a call feature (call features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Fund would otherwise choose to eliminate it from its portfolio holdings. A call may also reduce an obligation's yield to maturity.

         PREPAYMENT RISK. Mortgage-related and asset-backed securities are subject to prepayment risk. Such securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

SPECIFIC INDUSTRIES

         Because the Global Technology Fund, Global Health Care Fund and Biotechnology Fund each focus on a single industry, each will be more susceptible than other diversified funds to market and other conditions affecting that industry. These conditions include competitive pressures affecting the companies' financial condition, rapid product obsolescence, dependence on extensive research and development, aggressive pricing and greater sensitivity to changes in governmental regulation and policies. As a result, the net assets of these Funds may be more volatile than an investment company with a more broadly diversified portfolio.

SMALL COMPANIES

         Investments in small companies may involve greater risks than investments in larger companies, and may be speculative. The securities of small companies, as a class, have had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources and inexperienced management. They often face competition from larger or more established firms that have greater resources. Small companies may have less ability to raise additional capital, and may have a less diversified product line (making them susceptible to market pressure), than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. Selling these securities may take an extended period of time. As a result, to the extent a Fund invests in small companies, its net asset value may be more volatile than would otherwise be the case.

FOREIGN SECURITIES

         Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to U.S. issuers. Furthermore, certain foreign countries may be politically unstable, expropriate or nationalize assets, revalue currencies, impose confiscatory taxes, and limit foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also face difficulties or delays in obtaining or enforcing judgments.

         Most foreign securities markets have substantially less volume than U.S. markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not been able to keep pace with the volume of securities transactions, making it difficult to conduct and complete transactions. In addition, the costs associated with transactions in securities of foreign companies and securities traded on foreign markets, and the expense of maintaining custody of these securities with foreign custodians, generally are higher than in the U.S.

         Because certain of the Funds may invest more than 25% of their total assets in the securities of companies organized or headquartered in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries.

EMERGING MARKETS

         Investments in emerging markets involve additional risks. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than U.S. and other developed foreign markets. Disclosure and regulatory standards are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and of the activities of investors in such markets, and enforcement of existing regulations has been limited.

         Economies in emerging market countries generally depend heavily on international trade. They may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by these countries. In


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

INVESTMENT STRATEGIES, POLICIES AND RISKS


many cases, governments of emerging market countries continue to exercise significant control over the economies of these countries. In addition, some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a greater possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of a Fund's investments in those countries.

OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

         Stock options involve a number of risks. They may be more volatile than the underlying stock. Options and securities markets could not be precisely correlated, so that a given transaction may not achieve its objective. In addition, the secondary market for particular options may not be liquid for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States will not be available. A Fund could lose the amount of the option premium plus transaction costs.

         A Fund's currency management techniques involve risks different from investments in U.S. dollar-denominated securities. If a Fund invests in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in currency futures contracts, options on currency futures contracts and index futures contracts involve risks similar to those of options on securities; in addition, the Fund's potential loss in such transactions is unlimited.

         The use of hedging and currency management techniques is a highly specialized activity, and the success of any such operations by a Fund is not assured. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

NON-DIVERSIFICATION

         The Global Technology Fund, Global Health Care Fund, Biotechnology Fund, International Growth Equity Fund and Europe Fund are non-diversified within the meaning of the Investment Company Act of 1940. Each may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. However, in order to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, a Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and representing not more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than the U.S. Government or other regulated investment companies).

GEOGRAPHIC CONCENTRATION

         The Europe Fund will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries involve certain risks. The EMU's objective is to create a single, unified market through which people, goods, and money can move freely. Participation in the EMU is based on countries meeting certain financial criteria outlined in the treaty creating the EMU. The transition to the EMU may be troubled as eleven separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public of the participating countries could lead to political unrest and continuing labor disturbances.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

ORGANIZATION AND MANAGEMENT


THE FUNDS AND THE INVESTMENT MANAGER

         The International Growth Equity Fund is a series of Dresdner RCM Capital Funds, Inc. (the "Capital Company"). The Europe Fund is a series of Dresdner RCM Investment Funds Inc. (the "Investment Company"). The other Funds are series of Dresdner RCM Global Funds, Inc. (the "Global Company"). The Global Company, the Capital Company and the Investment Company are incorporated in Maryland as open-end management investment companies.

         Dresdner RCM Global Investors LLC, with principal offices at Four Embarcadero Center, San Francisco, California 94111, is the investment manager of the Funds. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs.

         The Investment Manager provides investment supervisory services to institutional and individual clients. It was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices in Frankfurt, Germany.

THE PORTFOLIO MANAGERS

LARGE CAP GROWTH FUND

         Seth A. Reicher, CFA and Mary M. Bersot, CFA, are primarily responsible for the day-to-day management of the Large Cap Growth Fund. Mr. Reicher is a Managing Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1993. Ms. Bersot is a Managing Director of the Investment Manager, with which she has been associated since 1999. From 1990 - 1999, prior to joining Dresdner RCM, she worked for McMorgan & Co. as a Senior Vice President managing the Taft Hartley Funds as well as a balanced mutual fund. Mr. Reicher and Ms. Bersot are Co-Chief Investment Officers of U.S. large cap growth equities at Dresdner RCM.

TAX MANAGED GROWTH FUND

         M. Brad Branson, CFA and Joanne L. Howard, CFA are primarily responsible for the day-to-day management of the Tax Managed Growth Fund. Mr. Branson is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of portfolios on behalf of the Investment Manager since 1993. Ms. Howard is a Managing Director of the Investment Manager, with which she has been associated since 1992. She has participated in the management of portfolios on behalf of the Investment Manager since 1993.

GLOBAL HEALTH CARE FUND
AND BIOTECHNOLOGY FUND

         Faraz Naqvi M.D. and Michael Dauchot M.D. are primarily responsible for the day-to-day management of the Global Health Care Fund and Biotechnology Fund. Dr. Naqvi is a Director of the Investment Manager, with which he has been associated since 1998. From 1996-1998 he served as an analyst at Montgomery Securities focusing on biotechnology and pharmaceutical companies. From 1994-1996 he served as a healthcare consultant for McKinsey & Company. Dr. Dauchot is a

Director of the Investment Manager, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana.

BALANCED FUND

         David W. Hays, CFA and Mary M. Bersot, CFA, are primarily responsible for the day-to-day management of the Dresdner RCM Balanced Fund. Mr. Hays, who manages the fixed-income portion of the Fund's portfolio, is a Director of the Investment Manager, with which he has been associated since 1995. Prior to that time, he served as a Vice President and Fixed-Income Portfolio Manager at CSI in Chicago, Illinois. He has participated in the management of portfolios on behalf of the Investment Manager since 1995. Ms. Bersot, who manages the equity portion of the Fund's portfolio, is a Managing Director of the Investment Manager, with which she has been associated since 1999. From 1990- 1999, prior to joining Dresdner RCM, she worked for McMorgan & Co. as a Senior Vice President managing Taft Hartley Funds as well as a balanced mutual fund.

GLOBAL SMALL CAP FUND

         Timothy M. Kelly, CFA and David S. Plants are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. Kelly is a Managing Director of the Investment Manager, with which he has been associated since 1995. Before joining Dresdner RCM, he received an MBA from The University of Chicago Graduate School of Business with concentrations in accounting and finance. He has participated in the management of portfolios on behalf of the Investment Manager since 1995. Mr. Plants is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of portfolios on behalf of the Investment Manager since 1993.

GLOBAL TECHNOLOGY FUND

         Huachen Chen and Walter C. Price are primarily responsible for the day-to-day management of the Technology Fund. They are both Managing Directors of the Investment Manager, with which they have been associated since 1985 and 1974, respectively. They have managed equity portfolios on behalf of the Investment Manager since 1985.

INTERNATIONAL GROWTH EQUITY FUND
AND EMERGING MARKETS FUND

         William S. Stack and Steven C. Laughton are primarily responsible for the day-to-day management of the International Fund. Mr. Stack and Ana Wiechers-Marshall are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Stack is a Senior Managing Director of the Investment Manager, with which he has been associated since 1994, and is a member of its Board of Managers. Mr. Laughton is a Director of the Investment Manager, with which he has been associated since 1995. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1995. Prior to joining Dresdner RCM, he served as the Director of Equities Research at Koeneman Capital Management in Singapore. Ms. Wiechers-Marshall is a Director of the Investment Manager, with which she has been associated since 1995. From 1993 to 1995 she was employed by Bank of America where she served as Latin America Regional Manager. She has participated


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

ORGANIZATION AND MANAGEMENT


in the management of portfolios on behalf of the Investment Manager since 1995.

EUROPE FUND

         Barbel Lenz and David S. Plants are primarily responsible for the day-to-day management of the Europe Fund. Ms. Lenz is a Director of the Investment Manager, with which she has been associated since 1997. She joined the Investment Manager as a Senior Research Specialist for European Equities and as a portfolio manager. From 1995 to 1997 she served as an Assistant Vice President at Dresdner Kleinwort Benson North America LLC. Mr. Plants is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of portfolios on behalf of the Investment Manager since 1993.

THE INVESTMENT MANAGER'S
COMPOSITE PERFORMANCE

         The following table sets forth the Investment Manager's balanced composite performance data relating to the historical performance of institutional private accounts managed by the Investment Manager, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Balanced Fund. The composite data is provided to illustrate the past performance of the Investment Manager in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Balanced Fund. Investors should not consider this performance data as an indication of future performance of the Balanced Fund or of the Investment Manager.

         All information set forth in the table below relies on data supplied by the Investment Manager or from statistical services, reports or other sources believed by the Investment Manager to be reliable.

         All returns presented below are time weighted rates of return net of costs and have been presented net of investment management fees. The Investment Manager's composite includes all actual, fee-paying, discretionary institutional private accounts managed by the Investment Manager that have investment objectives, policies, strategies and risks substantially similar to those of the Balanced Fund. The Investment Manager values all eligible institutional private client accounts each month on a trade date basis. To calculate the monthly composite rate of return, the market values, investment income, and additions and withdrawals of capital are summed for all eligible private client accounts. The summed data is used to calculate the total composite return weighted by each private client account's asset size. The annualized composite rates of return are calculated by linking the monthly composite rates of return. Since January 1, 1989, additions and withdrawals are day weighted. Prior to this date, additions and withdrawals were assumed to occur on the last day of the month.

         The institutional private accounts that are included in the Investment Manager's composite are not subject to the same types of expenses to which the Balanced Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Balanced Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Investment Manager's composite could have been adversely affected if the institutional private accounts included in the composite had been subject to the same expenses as the Balanced Fund or had been regulated as investment companies under the federal securities laws. In addition, the SEC uses a different methodology from that described above to calculate performance, which could result in different performance data.

         The results presented below may not necessarily equate with the return experienced by any particular account as a result of the timing of investments and redemptions. In addition, the effect of taxes on any account will depend on the client's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

         The investment results presented below are not intended to predict or suggest the returns that might be experienced by the Balanced Fund or an individual investing in the Balanced Fund.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     ANNUALIZED
                                                                                                                    RETURN SINCE
                                                                    ANNUALIZED        ANNUALIZED       ANNUALIZED     INCEPTION
                                                        ONE YEAR    THREE YEARS       FIVE YEARS       TEN YEARS    (12/31/72)
                                                        THROUGH      THROUGH           THROUGH          THROUGH        THROUGH
                                                        12/31/99     12/31/99          12/31/99         12/31/99      12/31/99
-------------------------------------------------------------------------------------------------------------------------------
BALANCED COMPOSITE (NET OF FEES)                         29.23%        27.36%           24.89%           16.57%         13.07%
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                            21.04%        27.56%           28.55%           18.20%         13.89%
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government Corporate Bond Index         (2.15%)         5.54%            7.60%            7.66%          8.65%
-------------------------------------------------------------------------------------------------------------------------------
Balanced Benchmark(1)                                    11.40%        18.68%           20.03%           14.08%         12.06%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Balanced Benchmark is composed of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government Corporate Bond Index.

     The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fee, brokerage commissions, or other expenses of investing.

     The Lehman Brothers Government Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities, and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or markups, or other expenses of investing.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

ORGANIZATION AND MANAGEMENT


MANAGEMENT FEES AND OTHER EXPENSES

         Each Fund pays the Investment Manager a fee pursuant to an investment management agreement. The Global Technology Fund and the Emerging Markets Fund each pay a monthly fee to the Investment Manager at the annual rate of 1.00% of its average daily net assets. The Europe Fund pays a monthly fee to the Investment Manager at the annual rate of 1.00% of its average daily net assets up to and including $100 million and 0.80% of its average daily net assets in excess of $100 million. The International Growth Equity Fund pays a monthly fee to the Investment Manager at the annual rate of 0.75% based on its average daily net assets.

         Each of the other Funds pays a monthly fee to the Investment Manager based on its average daily net assets, as described below.

         Each Fund is responsible for its own expenses. These include brokerage and commission expenses, taxes, interest charges on borrowings (if any), custodial charges and expenses, investment management fees, and other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager). These expenses are allocated to each class of shares based on the assets of each class. In addition, each class also bears certain class-specific expenses, such as Rule 12b-1 expenses payable by each Fund's Class N shares.

-----------------------------------------------------------------------------------------------------------------------------------
                                            GLOBAL SMALL CAP FUND
                                            GLOBAL HEALTH CARE FUND            LARGE CAP            TAX MANAGED          BALANCED
 AVERAGE DAILY NET ASSETS                     BIOTECHNOLOGY FUND              GROWTH FUND           GROWTH FUND           FUND
 The first $500 million                            1.00%                         0.70%                 0.75%               0.65%
 Above $500 million and below $1 billion           0.95%                         0.65%                 0.70%               0.60%
 Above $1 billion                                  0.90%                         0.60%                 0.65%               0.55%
-----------------------------------------------------------------------------------------------------------------------------------

To limit the expenses of each Fund, the Investment Manager has agreed to pay each Fund on a quarterly basis the amount, if any, by which the Fund's ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the following expense ratios on an annual basis through the dates indicated:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       EXPENSE LIMITS
  FUND                                                                                            THROUGH DECEMBER 31, 2000
  LARGE CAP GROWTH FUND
      Class I shares                                                                                          0.95%
      Class N shares                                                                                          1.20%
  TAX MANAGED GROWTH FUND
      Class I shares                                                                                          1.25%
      Class N shares                                                                                          1.50%
  BIOTECHNOLOGY FUND
      Class N shares                                                                                          1.50%
  BALANCED FUND
      Class I shares                                                                                          0.90%
  GLOBAL SMALL CAP FUND
      Class I shares                                                                                          1.50%
      Class N shares                                                                                          1.75%
  GLOBAL TECHNOLOGY FUND
      Class I shares                                                                                          1.50%
      Class N shares                                                                                          1.75%
  GLOBAL HEALTH CARE FUND
      Class N shares                                                                                          1.50%
  INTERNATIONAL GROWTH EQUITY FUND
      Class I shares                                                                                          1.00%
      Class N shares                                                                                          1.25%
  EMERGING MARKETS FUND
      Class I shares                                                                                          1.50%
      Class N shares                                                                                          1.75%

                                                                                                       EXPENSE LIMITS
  EUROPE FUND                                                                                     THROUGH DECEMBER 31, 2002
      Class I shares                                                                                          1.35%
      Class N shares                                                                                          1.60%
----------------------------------------------------------------------------------------------------------------------------------

A Fund may reimburse the Investment Manager for such payments for a period of up to five years after they are made, to the extent that the Fund's ordinary operating expenses are less than the expense limit.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

ORGANIZATION AND MANAGEMENT


THE DISTRIBUTOR

         Funds Distributor, Inc. (the "Distributor"), with principal offices at 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of each class of shares of the Funds. The Distributor provides mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.

         The Capital Company and the Global Company have adopted distribution and service plans (the "Capital Plan" and the "Global Plan") and the Investment Company has adopted a distribution plan (with the Capital Plan and the Global Plan, the "Plans"), for their Class N shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in providing distribution and, in the case of the Capital Plan and Global Plan, also providing shareholder support services to such shares. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the Prospectus to persons who are not already stockholders, and indirect and overhead costs associated with the sale of Class N shares. If in any month the Distributor is due more for such services than is immediately payable because of the expense limitation under the Plans, the unpaid amount is carried forward from month to month while the Plan is in effect until it can be paid. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

STOCKHOLDER INFORMATION

BUYING SHARES

         For your convenience, we offer several ways to start and add to Fund investments.

OPENING YOUR ACCOUNT BY INVESTING
THROUGH A FINANCIAL PROFESSIONAL

         If you work with a financial professional, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If you do not hold your Fund investment in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions below for investing directly.

         You may also purchase shares through certain brokers which have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption.

OPENING YOUR ACCOUNT DIRECTLY

         You may establish accounts without the help of an intermediary as follows:

     - Choose the Fund in which you wish to invest. Determine the amount you are investing. The minimum initial and subsequent investment requirements for each class of each Fund are as follows:

                                                                  CLASS N                        CLASS I
------------------------------------------------------------------------------------------------------------
   Minimum Initial Investment                                     $5,000                         $250,000
------------------------------------------------------------------------------------------------------------
   Minimum Subsequent                                               $250                          $50,000
   Investment
------------------------------------------------------------------------------------------------------------
   IRA Account Minimum                                            $2,000                         $250,000*
   Initial Investment
------------------------------------------------------------------------------------------------------------
   IRA Account Minimum                                              $250                           $2,000
   Subsequent Investment
------------------------------------------------------------------------------------------------------------

*Rollovers only

     - The Funds reserve the right at any time to waive, increase or decrease the minimum requirements applicable to initial or subsequent investments. Minimum subsequent investment requirements do not apply to investors purchasing shares through the Funds' automatic dividend reinvestment plan. In addition, minimum initial investments may vary for investors purchasing shares through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with the Fund.


     - Complete the account application accompanying this Prospectus. Please apply at this time for any account privileges you may want to use in the future, to avoid the delays associated with adding them later on. To add or change account privileges or to re-register an existing account, please speak with a Fund representative at 1-800-726-7240 to determine the additional documentation that will be required.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

STOCKHOLDER INFORMATION


     -    Mail your completed application to:
          Dresdner RCM Global Funds
          P.O. Box 8025
          Boston, MA 02266-8025

     -    For overnight delivery, mail your completed application to:
          Attn: Boston Financial Data Services
          Dresdner RCM Global Funds
          66 Brooks Drive
          Braintree, MA 02184

         For answers to any questions, please speak with a Fund Representative at 1-800-726-7240.

         We reserve the right to reject any purchase of shares at our sole discretion. We also reserve the right to cancel any purchase order for which payment has not been received by the third business day following the order.

         Confirmation statements showing transactions in your account and a summary of the status of the account serve as evidence of ownership of shares of the Fund. We will forward a confirmation statement to you on receipt of a proper order.

INVESTING IN YOUR ACCOUNT

BY WIRE

     - Make sure you have established an account by mailing an application as explained above.

     - Call 1-800-726-7240 to obtain your account number and to place a purchase order. Money that is wired without a purchase order will be returned uninvested.

     - After placing your purchase order, instruct your bank to wire the amount of your investment to:

          State Street Bank and Trust Company
          Routing number: 011000028
          Account number:  9905-268-0
          FCC: your account number, name of registered owner(s) and Fund name

BY CHECK

     - Make out a check (bank or certified) or money order for the investment amount payable to Dresdner RCM [insert the name of the Fund]. Please note: No third party checks will be accepted.

     -    Mail the check with your completed application to the Fund at:
          Dresdner RCM Global Funds
          P.O. Box 8025
          Boston, MA 02266-8025

     -    For overnight delivery, mail your completed application to:
          Attn: Boston Financial Data Services
          Dresdner RCM Global Funds
          66 Brooks Drive
          Braintree, MA 02184

ADDING TO YOUR ACCOUNT

 BY WIRE

     - Call the Fund at 1-800-726-7240 to place a purchase order. Money that is wired without a purchase order will be returned uninvested.

     - Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

BY CHECK

     - Make out a check for the investment amount payable to Dresdner RCM [insert the name of the Fund]. Please note: No third party checks will be accepted.

     -    Mail the check with a completed investment slip to the Fund at:
          Dresdner RCM Global Funds
          P .O. Box 8025
          Boston, MA 02266-8025

     - For overnight delivery, mail the check with a completed investment slip to:
          Attn: Boston Financial Data Services
          Dresdner RCM Global Funds
          66 Brooks Drive
          Braintree, MA 02184

         If you do not have an investment slip, write your account number on the check.

WITH SECURITIES

         At its discretion, each Fund may accept securities of equal value instead of cash in payment of all or part of the subscription price for Fund shares. Contact the Fund in advance to discuss the securities in question and the documentation necessary to complete the transaction. Any such securities:

     - Will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the Fund's method of valuing its securities;

     -    Will have a tax basis to the Fund equal to such value;

     -    Must not be restricted securities; and

     - Must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that the Fund would be willing to purchase at that time.

BY ELECTRONIC TRANSFER (ACH)

         This service allows for regular investments once an account is established by simply authorizing the automatic withdrawal of funds from a bank account into a specified Fund. The minimum investment pursuant to this plan is $250 for Class N and $50,000 for Class I. Complete the appropriate section of the account application indicating the amount of the automatic monthly investment. The bank must be a member of the Automated Clearing House.

SELLING SHARES

BY PHONE - WIRE PAYMENT

     - Call the Fund at 1-800-726-7240 to verify that the wire redemption privilege via telephone is in place on your account. If it is not, a representative can help you add it. You will be required to provide a signature guaranteed letter of instruction signed by all registered owners, accompanied by a voided check.

     -    Place your wire request.

BY PHONE - CHECK PAYMENT

     - Call the Fund at 1-800-726-7240 to verify that you have telephone redemption privileges and place your request. Once your request has been verified, a check for the net cash amount (net of any redemption fee, if applicable), payable to the


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

STOCKHOLDER INFORMATION

          registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing and include a signature guarantee.

IN WRITING

     - Write a letter of instruction, signed by each registered owner or their duly authorized agent, that includes the following information:

               *    The name of the registered owner(s) of the account.
               *    The name of the Fund.
               *    The account number.
               *    The number of shares or the dollar amount you want to sell.
               * The recipient's name and address or wire information (if different from those of the account registration).
               *    A signature guarantee.

     -    Indicate whether you want the cash proceeds sent by check or by wire.

     - Make sure the letter is signed by all registered owners or their authorized parties. The Fund requires a signature guarantee.

     -    Mail the letter to the Fund.

BY ELECTRONIC TRANSFER (ACH)

     - Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50 nor more than $100,000), call 1-800-726-7240. Transfers of $50,000 or more will require a signature guarantee. The Fund will transfer your sales proceeds electronically to your bank account. The bank must be a member of the Automated Clearing House.

SIGNATURE GUARANTEES

         Certain requests must include a signature guarantee, which is designed to protect you and the Fund from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

     -    You wish to redeem more than $50,000 worth of shares.

     - The check is being mailed to an address different from the one on your account (address of record).

     - The check is being made payable to someone other than the account owner.

     -    You are instructing us to change your bank account information.

     -    You wish to add or change your account privileges.

     -    You wish to change the registration information on your account.

OTHER STOCKHOLDER SERVICES
AND ACCOUNT POLICIES

TELEPHONE ORDERS

         We may accept telephone orders to buy or sell shares of the Funds. To order, call 1-800-726-7240. To guard against fraud, we may record telephone orders or take other reasonable precautions. However, if we do not take such steps to ensure the authenticity of an order, we may bear any loss if the order later proves fraudulent. At times of peak activity, such as during periods of volatile economic or market conditions, it may be difficult to place buy or sell orders by phone. During these times, consider sending your request in writing.

BUSINESS HOURS AND NAV CALCULATIONS

         Each Fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The price of each Fund's shares is based on its net asset value per share (NAV). Each Fund calculates its NAV every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Shares of the Funds will not be priced on days on which the NYSE is closed for trading. A Fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, the security is valued in accordance with the Fund's fair valuation procedures.

TIMING OF ORDERS

         Each Fund accepts orders until the close of trading on the NYSE every business day (normally 4:00 pm eastern time). Orders received before the close of trading on the NYSE are executed the same day at the Fund's NAV for that day. Orders received after the close of trading on the NYSE are executed the following day at that day's NAV. We have the right to suspend redemption of shares of the Funds and to postpone payment of proceeds for up to seven days or as permitted by law.

         We may suspend the right of redemption or postpone the date of payment for more than seven days after shares are tendered for redemption for any period during which

     - The New York Stock Exchange is closed (other than a customary weekend or holiday closing) or the SEC determines that trading thereon is restricted;

     - An emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets; or

     - The SEC, by order, permits such suspension for the protection of stockholders.

TIMING OF SETTLEMENTS

         When you buy shares of a Fund, you will become the owner of record when the Fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions.

         When you sell shares that you recently purchased by check, your order will be executed at the Fund's next NAV but the proceeds will not be available until your check clears. This may take up to 15 days from the purchase date. Upon execution of the redemption order, a confirmation statement will be forwarded to you indicating the number of shares sold and the proceeds thereof.

ACCOUNTS WITH BELOW-MINIMUM BALANCES

                If your account balance falls below the minimum ($5,000 for Class N shares and $250,000 for Class I shares) as a result of selling shares (and not because of Fund performance), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 90 days after notification, we reserve the right to close out your account and send the proceeds to the address of record.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

STOCKHOLDER INFORMATION


AUTOMATIC REINVESTMENT

         We will reinvest each income dividend and capital gain distribution declared on a class of shares of a Fund in full and fractional shares of the Fund of the same class, unless you or your duly authorized agent elect to receive all such payments, or only the dividend or distribution portions, in cash. We will base such reinvestment on the Fund's NAV as determined on the ex-dividend date. You or your authorized agent may request changes in the manner in which dividend and distribution payments are made by written notice to the Fund or by calling the Fund at 1-800-726-7240. This request will be effective as to any payment if it is received before the record date used for determining your payment. Any dividend and distribution election will remain in effect until you notify the Fund in writing to the contrary.

EXCHANGE PRIVILEGE

         You may exchange shares of either class of a Fund into shares of the same class of any other Fund offered by Dresdner RCM, without a sales charge or other fee (except redemption fee, if any), by contacting the Fund. You may also exchange Class N shares of a Fund into Class I shares of the same Fund or any other Fund offered by Dresdner RCM. Exchange purchases are subject to the minimum investment requirements of the class purchased. To keep Fund expenses low for all shareholders, the Funds will not allow frequent exchanges, purchases or sales of Fund shares. If a shareholder exhibits a pattern of frequent trading, each Fund reserves the right to refuse to accept further purchase or exchange orders from that shareholder. An exchange will be treated as a redemption and purchase for tax purposes.

         Shares will be exchanged at net asset value per share next determined after receipt by the Fund of:

     - A written request for exchange, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be exchanged.

         Please note: exchanges in excess of $50,000 will require a signature guarantee. Exchanges will not become effective until all documents in the form required have been received by the Fund. If you have any questions, please contact the Fund.

         Please be sure to read carefully the prospectus of any other Fund into which you wish to exchange shares.

ACCOUNT STATEMENTS

         Stockholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements. Stockholders will also receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter.

REPORTS TO STOCKHOLDERS

         Each Fund's fiscal year ends on December 31. Each Fund will issue to its stockholders semi-annual and annual reports. In order to reduce duplicate mailings and printing costs, the Companies will provide one annual and semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to stockholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

REDEMPTION

         Redemption payments will be made wholly in cash unless a Fund's Board of Directors believes that unusual conditions exist which would make such payment detrimental to the best interests of the Fund. Under these circumstances, payment of the redemption price could be made in whole or in part in portfolio securities. You would incur brokerage costs to sell such securities.

         Upon redemption of Tax Managed Growth Fund shares held for less than twelve consecutive months, a fee of 1.00% of the redemption proceeds will be charged and retained by the Fund. Redeeming stockholders may avoid this fee by presenting satisfactory proof of ownership of the redeemed shares for twelve consecutive months along with the redemption request. A determination by the Fund of the redemption fee's applicability is final. This fee is intended to compensate the Fund for transaction and other expenses caused by redemptions and to facilitate efficient portfolio management. The fee is not a deferred sales charge or a commission paid to the Distributor or the Investment Manager. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains. The Balanced Fund typically pays income dividends four times a year (usually in April, July, October and December) and makes capital gains distributions once a year (usually in December). The remaining Funds typically pay dividends and distributions once a year in December. The amount depends on a Fund's investment results and its tax compliance situation.

         Dividends and distributions normally are reinvested in additional Fund shares. You may instruct your financial professional or the Fund to have them sent to you by check or credited to a separate account.

         If you are an individual (or certain other non-corporate stockholders), we have to withhold 31% of all dividends, capital gains distributions and redemption proceeds we pay to you if you: (a) have not given us a certified correct taxpayer identification number and (b) except with respect to redemption proceeds, have not certified that backup withholding does not apply. Amounts we withhold are applied to your federal tax liability, and you may obtain a refund from the Internal Revenue Service if withholding results in an overpayment of taxes. Distributions of taxable income and net capital gain to non-resident alien individuals, non-resident alien fiduciaries of trusts or estates, foreign corporations, or foreign partnerships may also be subject to U.S. withholding tax, although distributions of net capital gain to such stockholders generally will not be subject to withholding.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

STOCKHOLDER INFORMATION


         A Fund may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce its investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund may "pass through" to its stockholders the amount of foreign income taxes it pays, if it is in the best interests of stockholders. If a Fund does so, you will be required to include in your gross income your pro-rata share of foreign taxes it paid, and you will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes on your tax returns. If the Fund does not do so, you will not be able to deduct your share of such taxes in computing your taxable income and will not be able to take your share of such taxes as a credit against your U.S. income taxes.

         In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------
TRANSACTION                                         TAX STATUS
--------------------------------------------------------------------------
Income dividends                                   Ordinary income
--------------------------------------------------------------------------
Short-term capital gains
distributions                                      Ordinary income
--------------------------------------------------------------------------
Long-term capital gains
distributions                                      Capital gains
--------------------------------------------------------------------------
Sales or exchanges of
shares owned for more
than one year                                      Capital gains or losses
--------------------------------------------------------------------------
Sales or exchanges of                              Gains are treated
shares owned for one year                          as ordinary income;
or less                                            losses are subject
                                                   to special rules
--------------------------------------------------------------------------

         Dividends and other distributions generally are taxable to you at the time they are received. However, dividends declared in October, November and December by the Funds and made payable to you in that month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.

         If you purchase a Fund's shares shortly before the record date for a dividend or other distribution on those shares, you will pay full price for the shares. This is known as "buying a distribution" because you will receive some portion of your purchase price back as a distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital. Depending on your taxpayer status, that distribution may be taxable.

         You will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to shares of a Fund for tax purposes. This includes information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.

         Foreign stockholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your investment in a Fund.

FINANCIAL HIGHLIGHTS

         The following financial highlights tables show the Funds' financial performance. This information has been audited by PriceWaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request and incorporated by reference into the SAI.



                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

[this page left intentionally blank]

   FINANCIAL HIGHLIGHTS

   FOR A SHARE OUTSTANDING THROUGHOUT
   EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

------------------------------------------------------------------------------------------------------------------------------------
                                                        LARGE CAP GROWTH FUND                             TAX MANAGED GROWTH FUND
                                              --------------------------------------------------    --------------------------------
                                                             CLASS I                     CLASS N           CLASS I         CLASS N
                                              --------------------------------------    ---------    ------------------    ---------
                                                1999      1998      1997     1996(3)     1999(9)       1999     1998(5)    1999(10)
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:(1)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $16.14    $12.53     $10.00    $10.00      $16.60      $10.00     $10.00     $10.34
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)              (0.05)    (0.02)       0.01        --      (0.08)      (0.06)         --      (0.29)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
      on investments                              6.95      5.51       3.17        --        6.45        5.28         --       5.13
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                 6.90      5.49       3.18        --        6.37        5.22         --       4.84
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
      From net investment income                    --    (0.01)     (0.01)        --          --      (0.21)         --      (0.21)
------------------------------------------------------------------------------------------------------------------------------------
      From net realized gain on investments     (3.97)    (1.87)     (0.64)        --      (3.97)      (0.02)         --      (0.02)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                       (3.97)    (1.88)     (0.65)        --      (3.97)      (0.23)         --      (0.23)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                 $19.07    $16.14    $12.53     $10.00      $19.00      $14.99     $10.00      $14.95
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                44.84%    44.11%     31.99%     0.00%      40.48%      52.44%      0.00%      47.07%
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000's)          $14,898    $7,935     $5,025    $4,000        $926      $1,499     $1,000        $759
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
       With waiver & reimbursement(15)           0.95%     0.95%      0.95%     0.00%       1.20%       1.25%      0.00%(8)    1.50%
------------------------------------------------------------------------------------------------------------------------------------
       Without waiver & reimbursement(15)        2.45%     3.04%      2.63%        --      60.04%      14.36%         --      35.08%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets:
------------------------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)          (0.26)%   (0.11)%      0.10%     0.00%(8)  (0.55)%     (0.47)%      0.00%(8)  (2.66)%
------------------------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)       (1.76)%   (2.20)%    (1.58)%        --    (59.39)%    (13.58)%         --    (36.24)%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                            109.29%    99.58%    119.87%     0.00%     109.29%      43.35%      0.00%      43.35%
------------------------------------------------------------------------------------------------------------------------------------

 (1)  Calculated using the average share method.
 (2)  Commencement of operations was December 27, 1995.
 (3)  Commencement of operations was December 31, 1996.
 (4)  Commencement of operations was December 30, 1997.
 (5)  Commencement of operations was December 31, 1998.
 (6) Stock split 10:1 at close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
 (7) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.
 (8)  Not annualized. Fund was in operation for less than five days.
 (9)  Commencement of operations was March 2, 1999.
 (10) Commencement of operations was February 12, 1999.
 (11) Commencement of operations was March 9, 1999.
 (12) Commencement of operations was January 20, 1999.
 (13) The operating expenses for the Dresdner RCM Europe Fund include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has agreed to reimburse the Fund 0.78% ($800,000) of average net assets for the year ended December 31, 1999.
 (14) Commencement of operations was December 15, 1999.
 (15) Annualized for periods of less than one year.


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

   FINANCIAL HIGHLIGHTS

   FOR A SHARE OUTSTANDING THROUGHOUT
   EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                            INTERNATIONAL GROWTH EQUITY FUND
                                                         ---------------------------------------------------------------------------
                                                                                  CLASS I                                  CLASS N
                                                         ------------------------------------------------------------      ---------
                                                             1999       1998       1997        1996(6)       1995          1999(11)
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:(1)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $14.98    $13.70       $12.72        $11.56        $10.00        $14.78
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                  0.02      0.06         0.06          0.04          0.12          0.01
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
      on investments                                         8.91      1.80         2.22          2.16          1.68          9.08
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                            8.93       1.86        2.28          2.20          1.80          9.09
 -----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
      From net investment income                           (0.07)     (0.23)      (0.14)        (0.16)        (0.11)        (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
      In excess of net investmnet income                   (0.10)         --          --            --            --        (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
      From net realized gain on investments                (1.40)     (0.35)      (1.16)        (0.88)        (0.13)        (1.40)
-----------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                  (1.57)     (0.58)      (1.30)        (1.04)        (0.24)        (1.56)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                            $22.34     $14.98      $13.70        $12.72        $11.56        $22.31
 -----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                           60.66%     13.81%      17.93%        19.31%        17.98%        62.48%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000's)                    $285,561   $121,975     $98,443       $52,605       $34,347        $1,738
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                       1.00%      1.00%       1.00%         0.99%         0.75%         1.25%
-----------------------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                    1.06%      1.06%       1.06%         1.25%         1.11%        10.89%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                       0.12%      0.37%       0.41%         0.32%         1.19%         0.07%
-----------------------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                    0.06%      0.31%       0.35%         0.06%         0.83%       (9.56)%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                       139.69%     84.49%     122.43%       119.09%        87.40%       139.69%
-----------------------------------------------------------------------------------------------------------------------------------

For footnote references, see page 49.


50


---------------------------------------------------------------------------------------------------------------
                                                                   BIOTECHNOLOGY FUND            BALANCED FUND
                                                          --------------------------------       -------------
                                                                         CLASS N                     CLASS I
                                                          --------------------------------          --------
                                                              1999        1998      1997(4)         1999(14)
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:(1)
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                       $11.44       $10.00      $10.00           $10.00
---------------------------------------------------------------------------------------------------------------
 Income from investment operations:
---------------------------------------------------------------------------------------------------------------
      Net investment income                                 (0.15)       (0.10)          --             0.01
---------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
      on investments                                         12.03         1.86          --             0.64
---------------------------------------------------------------------------------------------------------------
 Total from investment operations                            11.88         1.76          --             0.65
---------------------------------------------------------------------------------------------------------------
 Less distributions:
---------------------------------------------------------------------------------------------------------------
      From net investment income                                --           --          --               --
---------------------------------------------------------------------------------------------------------------
      In excess of net investmnet income                        --           --          --               --
---------------------------------------------------------------------------------------------------------------
      From net realized gain on investments                 (3.30)       (0.32)          --               --
---------------------------------------------------------------------------------------------------------------
      Total distributions                                       --           --          --               --
---------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                             $20.02       $11.44      $10.00           $10.65
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                           111.39%       17.76%          --            6.50%
---------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000's)                      $14,870       $3,911      $3,000           $1,009
---------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets:
---------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                        1.50%        1.50%       0.01%(8)         0.90%
---------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                     4.53%        4.87%          --           41.29%
---------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets:
---------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                      (1.09)%      (0.95)%       0.01%(8)         1.41%
---------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                   (4.12)%      (4.32)%          --         (38.97)%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                        431.27%      127.21%       0.00%           59.94%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                GLOBAL SMALL CAP FUND
                                                          ----------------------------------------------------------------
                                                                                 CLASS I                         CLASS N
                                                          --------------------------------------------------     --------
                                                              1999          1998        1997         1996(3)     1999(11)
--------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:(1)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $12.37        $11.09        $10.00        $10.00       $11.63
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
--------------------------------------------------------------------------------------------------------------------------
      Net investment income                                (0.17)        (0.13)        (0.13)            --       (0.21)
--------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
      on investments                                        12.96          2.23          2.64            --        13.67
--------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                           12.79          2.10          2.51            --        13.46
--------------------------------------------------------------------------------------------------------------------------
 Less distributions:
--------------------------------------------------------------------------------------------------------------------------
      From net investment income                               --            --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
      In excess of net investmnet income                       --            --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
      From net realized gain on investments                (1.78)        (0.82)        (1.42)            --       (1.78)
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                      --            --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                            $23.38        $12.37        $11.09        $10.00       $23.31
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                          104.63%        19.29%        25.48%         0.00%      116.97%
--------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000's)                     $24,073      $ 5,479        $ 4,456       $ 4,000       $1,430
--------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets:
--------------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                       1.50%        1.75%          1.75%         0.00%(8)     1.75%
--------------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                    4.10%         3.86%         3.09%            --       16.71%
--------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets:
--------------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                     (1.13)%       (1.03)%       (1.14)%         0.00%(8)   (1.49)%
--------------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                  (3.73)%       (3.14)%       (2.49)%            --     (16.44)%
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                       161.61%       184.38%       153.49%         0.00%      161.61%
--------------------------------------------------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

   FINANCIAL HIGHLIGHTS

   FOR A SHARE OUTSTANDING THROUGHOUT
   EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            GLOBAL TECHNOLOGY FUND
                                                       -------------------------------------------------------------------------
                                                                                  CLASS I                               CLASS N
                                                       ----------------------------------------------------------     ----------
                                                           1999         1998       1997        1996      1995(2)        1999(12)
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:(1)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $21.40      $13.69      $12.60      $10.04     $10.00          $24.01
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                        (0.35)      (0.16)      (0.16)      (0.15)         --          (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
           Net realized and unrealized gain (loss)
           on investments                                  39.54        8.44        3.46        2.80       0.04           36.99
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                     39.19        8.28        3.30        2.65       0.04           36.50
-----------------------------------------------------------------------------------------------------------------------------------
      Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
           From net investment income                         --          --          --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
           From net realized gain on investments          (1.38)      (0.57)      (2.21)      (0.09)         --          (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
           Total distributions                                --          --          --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                           $59.21      $21.40      $13.69      $12.60     $10.04          $59.13
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                         182.95%      60.53%      27.08%      26.41%      0.40%         152.69%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000's)                   $197,897     $18,558      $6,950      $5,117       $954         $82,330
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                      1.50%       1.75%       1.75%       1.73%      0.00%(8)        1.75%
-----------------------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                   1.50%       2.49%       2.45%       7.75%         --           1.99%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                    (1.02)%     (0.99)%     (1.15)%     (1.34)%    (0.02)%(8)      (1.32)%
-----------------------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                 (1.02)%     (1.73)%     (1.86)%     (7.36)%         --         (1.56)%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                      119.32%     265.99%     189.41%     155.58%      0.00%         119.32%
-----------------------------------------------------------------------------------------------------------------------------------

For footnote references, see page 49.

52


---------------------------------------------------------------------------------------------------------------
                                                                    GLOBAL HEALTH CARE FUND
                                                      -------------------------------------------------------
                                                                        CLASS I                     CLASS N
                                                      ---------------------------------------      ----------
                                                          1999           1998            1997       1996(3)
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:(1)
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $13.42         $11.65          $10.00       $10.00
---------------------------------------------------------------------------------------------------------------
 Income from investment operations:
---------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                      (0.11)         (0.09)          (0.06)           --
---------------------------------------------------------------------------------------------------------------
           Net realized and unrealized gain (loss)
           on investments                                 3.53           3.02            3.03           --
---------------------------------------------------------------------------------------------------------------
      Total from investment operations                    3.42           2.93            2.97
---------------------------------------------------------------------------------------------------------------
      Less distributions:
           From net investment income                       --             --              --           --
---------------------------------------------------------------------------------------------------------------
           From net realized gain on investments        (2.59)         (1.16)          (1.32)           --
---------------------------------------------------------------------------------------------------------------
           Total distributions                              --             --              --           --
---------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                         $14.25         $13.42          $11.65       $10.00
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                        28.74%         25.57%          30.00%        0.00%
---------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000's)                    $6,284        $5,487          $4,671       $4,000
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
---------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                    1.50%          1.50%           1.50%        0.00%(8)
---------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                 4.85%          3.65%           2.93%           --
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets:
---------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                  (0.81)%        (0.69)%         (0.55)%        0.00%(8)
---------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)               (4.16)%        (2.84)%         (1.98)%           --
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                    393.83%        153.92%         157.65%        0.00%
---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                   EMERGING MARKETS FUND
                                                        ----------------------------------------------------------
                                                                         CLASS I                          CLASS N
                                                        -----------------------------------------       ----------
                                                          1999            1998           1997(4)          1999(11)
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:(1)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $9.06           $9.99           $10.00            $9.13
------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                      (0.01)            0.12               --           (0.06)
------------------------------------------------------------------------------------------------------------------
           Net realized and unrealized gain (loss)
           on investments                                 8.29          (0.97)           (0.01)             8.24
------------------------------------------------------------------------------------------------------------------
      Total from investment operations                    8.28          (0.85)           (0.01)             8.18
------------------------------------------------------------------------------------------------------------------
      Less distributions:
------------------------------------------------------------------------------------------------------------------
           From net investment income                       --          (0.08)               --               --
------------------------------------------------------------------------------------------------------------------
           From net realized gain on investments         (0.47)             --               --           (0.47)
------------------------------------------------------------------------------------------------------------------
           Total distributions                           (0.47)         (0.08)               --           (0.47)
------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                          $16.87         $9.06             $9.99           $16.84
------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                         92.12%        (8.50)%               --           90.31%
------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000's)                    $5,154         $2,734           $2,996             $299
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                     1.50%          1.50%            0.01%(8)         1.75%
------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                  9.33%          8.29%               --           79.18%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets:
------------------------------------------------------------------------------------------------------------------
      With waiver & reimbursement(15)                   (0.13)%          1.23%               --          (0.68)%
------------------------------------------------------------------------------------------------------------------
      Without waiver & reimbursement(15)                (7.96)%        (5.56)%               --         (78.11)%
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                     215.64%        279.25%               --(8)       215.64%
------------------------------------------------------------------------------------------------------------------


                                                       -------------------------
                                                 [LOGO]Dresdner RCM Global Funds
                                                       -------------------------

   FINANCIAL HIGHLIGHTS

   FOR A SHARE OUTSTANDING THROUGHOUT
   EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           EUROPE FUND
                                                                   -----------------------------------------------------------------
                                                                                             CLASS N
                                                                   -----------------------------------------------------------------
                                                                    1999(1)      1998(1)     1997(1)          1996(1)          1995
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $13.66       $12.59       $10.66           $9.20           $9.20
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                                  (0.01)       (0.05)         0.01            0.03            0.07
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments          5.66         4.60         2.70            1.45          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      5.65         4.55         2.71            1.48            0.00
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
      From net investment income                                        --       (0.17)       (0.06)          (0.02)              --
------------------------------------------------------------------------------------------------------------------------------------
      In excess of net investmnet income                            (0.02)           --           --              --              --
------------------------------------------------------------------------------------------------------------------------------------
      From net realized gain on investments                         (3.17)       (3.31)       (0.72)              --              --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                           (3.19)       (3.48)       (0.78)          (0.02)              --
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                     $16.12      $13.66        $12.59          $10.66           $9.20
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(7)                                                    43.59%      37.23%        25.70%          15.87%           1.33%
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in 000s)                               $67,910    $191,338      $176,414        $149,299        $128,932
------------------------------------------------------------------------------------------------------------------------------------
      With waiver and reimbursement                                  1.03%          --            --              --              --
------------------------------------------------------------------------------------------------------------------------------------
      Without waiver and reimbursement                               2.01%       1.97%         1.30%           1.42%           1.51%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets:(13)
------------------------------------------------------------------------------------------------------------------------------------
      With waiver and reimbursement                                (0.11)%          --            --              --              --
------------------------------------------------------------------------------------------------------------------------------------
      Without waiver and reimbursement                             (1.08)%     (0.31)%         0.06%           0.33%           0.76%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                                202.90%     114.00%        85.00%          51.00%          40.00%
------------------------------------------------------------------------------------------------------------------------------------

For footnote references, see page 49.

NOTES

NOTES

NOTES

For more information about Dresdner RCM Global Funds, Dresdner RCM Capital Funds and Dresdner RCM Investment Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

         The Funds' annual and semi-annual reports to shareholders contain detailed information on each Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

         The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus.

         You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                      Dresdner RCM Global Funds
                      P.O. Box 8025
                      Boston, MA 02266-8025
                      1-800-726-7240
                      www.DRCMFunds.com

         You can review the Funds' Reports and SAIat the Public Reference Room of the Securities and Exchange Commission. You can also get copies:

                   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330 or by email (publicinfo@sec.gov).

                   -  Free from the Commission's Website at http://www.sec.gov/.

Investment Company Act file nos. 811-2913, 811-9100 and 811-06038.